                                                                EXHIBIT 10.44

                                                      CONFORMED EXECUTION COPY


                            CONTRIBUTION AGREEMENT


                                 by and between


                      The Parties Identified on Schedule A

                                       as
                              the TCR Signatories,
                                on the one hand


                                      and


                              BRE Properties, Inc.

                                      and

                           BRE Property Investors LLC


                                collectively as
                                the Transferee,
                               on the other hand



                         Dated as of September 29, 1997

                               TABLE OF CONTENTS
                               -----------------

                                                                            PAGE
                                                                            ----
ARTICLE 1.  SUBJECT OF CONVEYANCE AND ASSIGNMENT.............................  1

     Section 1.1.  Conveyance of the Real Property and Related Assets........  1
     Section 1.2.  Pre-Approved Conveyances of Partnership Interests.........  3
     Section 1.3.  Additional Conveyances of Partnership Interests...........  4
     Section 1.4.  Assignment of Office Leases and Conveyance of Office
                   Personal Property.........................................  5
     Section 1.5.  Assignment of Land Acquisition Contracts..................  5
     Section 1.6.  Assignment of Management Contracts........................  6
     Section 1.7.  Assignment of Construction Contracts......................  7
     Section 1.8.  Several Liability.........................................  7
     Section 1.9.  Access to Books and Records...............................  7
     Section 1.10. Excluded Assets...........................................  7
     Section 1.11. No Contributing Partner Liability.........................  8

ARTICLE 2.  VALUE AND PAYMENT TERMS..........................................  8

     Section 2.1.  Issuance of Equity Securities.............................  8
     Section 2.2.  Assumption of Indebtedness................................  9
     Section 2.3.  Assumption of Assigned Property........................... 10
     Section 2.4.  Assumption of Construction-Related Warranties and
                   Guaranties................................................ 10
     Section 2.5.  Completion Costs.......................................... 10
     Section 2.6.  Cash Consideration........................................ 12
     Section 2.7.  Designation of Issuance of Equity Securities.............. 13
     Section 2.8.  Withdrawn Properties...................................... 13
     Section 2.9.  Guaranty.................................................. 13
     Section 2.10. Certain Definitions....................................... 14

ARTICLE 3.  TITLE; MATTERS TO WHICH THIS CONTRIBUTION IS SUBJECT............. 14

     Section 3.1.  Permitted Encumbrances.................................... 14
     Section 3.2.  Easements, Licenses and Dedications Prior to Closing...... 16
     Section 3.3.  Title Insurance........................................... 16

ARTICLE 4.  REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTORS............... 16

     Section 4.1.  Operating Representations and Warranties.................. 16
     Section 4.2.  Definition of Knowledge................................... 21

ARTICLE 5.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE OPERATING
            COMPANY.......................................................... 21

     Section 5.1.  Operating Representations and Warranties.................. 21
     Section 5.2.  Definition of Knowledge................................... 26

                               TABLE OF CONTENTS
                               -----------------
                                  (CONTINUED)

                                                                            PAGE
                                                                            ----
ARTICLE 6.  REPRESENTATIONS AND WARRANTIES OF THE ASSIGNORS.................. 27

     Section 6.1.  Operating Representations and Warranties.................. 27

ARTICLE 7.  COVENANTS........................................................ 29

     Section 7.1.  Conduct of the Business of the Contributors and the
                   Assignors................................................. 29
     Section 7.2.  Conduct of the Business of the Transferee................. 31
     Section 7.3.  LLC Agreement............................................. 33
     Section 7.4.  Information Statement..................................... 33
     Section 7.5.  Good Faith Efforts........................................ 34
     Section 7.6.  Good Faith Cooperation.................................... 34
     Section 7.7.  Public Announcements...................................... 34
     Section 7.8.  Government Filings........................................ 34
     Section 7.9.  Listing of Shares......................................... 35
     Section 7.10. Registration of Shares.................................... 35
     Section 7.11. Investor Representations.................................. 35
     Section 7.12. Time of Closing........................................... 36
     Section 7.13. Accommodations America.................................... 36
     Section 7.14. Additional Properties..................................... 36
     Section 7.15. No Solicitation........................................... 36
     Section 7.16. Shareholder Approval of Share Issuances................... 36
     Section 7.17. Termination of Management Agreements...................... 36
     Section 7.18. Prohibited Activities..................................... 37

ARTICLE 8.  INDEMNIFICATION.................................................. 37

     Section 8.1.  By the TCR Parties........................................ 37
     Section 8.2.  By the Transferee......................................... 37
     Section 8.3.  Cooperation............................................... 38
     Section 8.4.  Claims for Indemnification................................ 38
     Section 8.5.  Right of Offset........................................... 39
     Section 8.6.  Limitation on Obligations................................. 39

ARTICLE 9.  CLOSING.......................................................... 39

     Section 9.1.  The Closing............................................... 39
     Section 9.2.  Deliveries at the Closing by the TCR Parties.............. 40
     Section 9.3.  Deliveries at the Closing by the Transferee............... 42
     Section 9.4.  Fees and Expenses......................................... 43
     Section 9.5.  No Warranties............................................. 43

ARTICLE 10.  ADJUSTMENTS..................................................... 45

     Section 10.1.  Adjustments at the Closing Date.......................... 45
     Section 10.2.  Reimbursement of Deposits and Out-of-Pocket Expenses..... 46
     Section 10.3.  Other Adjustments........................................ 46
     Section 10.4.  Errors in Calculations................................... 46

                               TABLE OF CONTENTS
                               -----------------
                                  (CONTINUED)

                                                                            PAGE
                                                                            ----
     Section 10.5.  Survival................................................. 46


ARTICLE 11.  CONDITIONS PRECEDENT TO CLOSING................................. 46

     Section 11.1.  Conditions to Obligations of the TCR Parties............. 46
     Section 11.2.  Conditions to Obligations of the Company and the Operating
                    Company.................................................. 47

ARTICLE 12.  ASSIGNMENT...................................................... 48

ARTICLE 13.  NO BROKERS...................................................... 48

ARTICLE 14.  CASUALTY LOSS................................................... 49

     Section 14.1.  Maintenance of Insurance Policies........................ 49
     Section 14.2.  Casualties............................................... 49
     Section 14.3.  Interim Repairs.......................................... 49
     Section 14.4.  Casualties Other than Major Casualties................... 49

ARTICLE 15.  CONDEMNATION.................................................... 50

ARTICLE 16.  TERMINATION..................................................... 50

     Section 16.1.  Termination.............................................. 50
     Section 16.2.  Payment of Certain Fees and Expenses..................... 51
     Section 16.3.  Break-Up Fee and Break-Up Expenses....................... 51
     Section 16.4.  Effect of Termination.................................... 53

ARTICLE 17.  TAX MATTERS..................................................... 53

     Section 17.1.  Payment of Taxes by the Contributors..................... 53
     Section 17.2.  Payment of 1997 Taxes.................................... 53
     Section 17.3.  Definition of Taxes...................................... 53
     Section 17.4.  Allocation Method........................................ 53
     Section 17.5.  Survival................................................. 54

ARTICLE 18.  EMPLOYEE MATTERS................................................ 54

ARTICLE 19.  NOTICE.......................................................... 54

ARTICLE 20.  MISCELLANEOUS................................................... 56

     Section 20.1.  Limited Survival of Representations and Warranties....... 56
     Section 20.2.  Entire Agreement; No Third-Party Rights.................. 56
     Section 20.3.  Amendment................................................ 56
     Section 20.4.  Governing Law............................................ 56
     Section 20.5.  Section Headings......................................... 56
     Section 20.6.  Severability............................................. 57
     Section 20.7.  No Other Rights or Obligations........................... 57
     Section 20.8.  Counterparts............................................. 57

                               TABLE OF CONTENTS
                               -----------------
                                  (CONTINUED)

                                                                            PAGE
                                                                            ----
     Section 20.9.  Construction............................................. 57
     Section 20.10. Representatives.......................................... 57
     Section 20.11. Attorneys' Fees.......................................... 57
     Section 20.12. Interpretation........................................... 57
     Section 20.13. Updates to Schedule...................................... 57

                             INDEX OF DEFINED TERMS

Defined Term                                                       Section
------------                                                       -------
Accommodations America Agreement................................   7.13
Addendum A......................................................   1.2(a)(i)
Addendum B......................................................   1.2(a)(ii)
Additional Development Expenditures.............................   1.5(d)
Additional Equity Securities....................................   2.1(a)(iii)
Additional Properties...........................................   7.14
Additional Retained Units.......................................   2.1(a)
Adjusted Closing Price..........................................   2.10
Agreement.......................................................   Preface
Anticipated Cash Consideration Amount...........................   2.6
Arbitrator......................................................   2.8
Assigned Property...............................................   1.7
Assigned Value..................................................   2.8
Assignor........................................................   Preface
Assumed Loans...................................................   2.10
Assumed Loan Documents..........................................   4.1(m)
Auditable Components............................................   2.5(a)
Audited Completion Costs........................................   2.5(a)
Base Amount.....................................................   16.3(b)
Bills of Sale...................................................   9.2(a)
Books and Records...............................................   1.1(f)
Break-Up Expenses...............................................   16.3(c)
Break-Up Expenses Tax Opinion...................................   16.3(c)
Break-Up Fee....................................................   16.3(b)
Break-Up Fee Tax Opinion........................................   16.3(b)
Business Day....................................................   2.10
Cash Consideration..............................................   2.6
Casualty........................................................   14.2
Casualty Notice.................................................   14.2
Claim...........................................................   8.4
Claim Notice....................................................   8.4
Closing.........................................................   9.1
Closing Date....................................................   9.1
Closing Price...................................................   2.10
Code............................................................   5.1(l)(i)
Company.........................................................   Preface
Completion Costs................................................   2.10
Condemned Property..............................................   15
Construction Auditor............................................   2.10
Construction Contracts..........................................   1.7
Contract Assignment and Assumption Agreements...................   9.2(a)

Defined Term                                                       Section
------------                                                       -------

Contract Revenue Reduction......................................   7.1(c)
Contributing Partners...........................................   1.3(a)
Contributor.....................................................   1.1
Covered Contributor Party.......................................   8.1
Damages.........................................................   8.1
Damaged Property................................................   14.2
Deeds...........................................................   9.2(a)
De Minimus Development Expenditures.............................   1.5(f)
Development Expenditures Amount.................................   1.5(f)
Development Incentive Units.....................................   2.1(a)
Development Properties..........................................   2.5(a)
Distributees....................................................   2.1(c)
Distributee Agreement...........................................   7.11
Effective Date..................................................   Preface
Effective Price.................................................   2.10
Estimated Completion Costs......................................   2.5(a)
Estimated Punch List Costs......................................   2.5(c)
Equity Securities...............................................   2.10
Exchange Act....................................................   5.1(f)
Final Audited Costs.............................................   2.5(c)
Final Audited Punch List Costs..................................   2.5(c)
GAAP............................................................   5.1(g)
Governmental Authorities........................................   3.1(d)
Guaranty........................................................   2.9
Improvements....................................................   1.1(a)
Information Statement...........................................   7.4
Initial Development Expenditures................................   1.5(a)
Initial Equity Securities.......................................   2.1(a)
Insurance Policies..............................................   14.1
Intangible Property.............................................   1.1(e)
Land............................................................   1.1(a)
Land Acquisition Contracts......................................   1.5(a)
Leases..........................................................   1.1(d)
Liability.......................................................   4.1(l)(ii)
Legal Requirements..............................................   3.1(d)
LLC Agreement...................................................   7.3
Loan Assumption Documents.......................................   2.2
Major Casualty..................................................   14.2
Management Contracts............................................   1.6
Material Adverse Effect.........................................   4.1(a)
Material Taking.................................................   15
Net Value.......................................................   2.1(b)
Non-Signing Contributor.........................................   1.1



Defined Term                                                       Section
------------                                                       -------
Office Leases...................................................   1.4(a)
Office Personal Property........................................   1.4(b)
Offset Value....................................................   8.5
Operating Company...............................................   Preface
Other Employees.................................................   18
Partner.........................................................   1.2(a)
Partnership Interests...........................................   1.2(a)
Performance Incentive Units.....................................   2.1(a)
Permits and Licenses............................................   1.1(e)
Permitted Encumbrances..........................................   3.1
Personal Property...............................................   1.1(c)
Physical Inspections............................................   9.5(c)
Property........................................................   1.7
Property Financials.............................................   4.1(l)(i)
Proposed Acquisition Transaction................................   7.15
Qualifying Income...............................................   16.3(b)
Real Estate Property............................................   1.1
Real Property...................................................   1.1(b)
Recipient.......................................................   16.3(c)
Registration Rights Agreement...................................   7.10
Rehired Employees...............................................   18
REIT Requirements...............................................   16.3(b)
Rent Roll.......................................................   4.1(c)
Required Transfer Consent.......................................   1.3(a)
Reserve Amount..................................................   2.5(a)
Reserve Funds...................................................   2.5(b)
Revised Completion Costs........................................   2.5(a)
SEC.............................................................   5.1(c)
SEC Documents...................................................   5.1(f)
Securities Act..................................................   4.1(o)
Security Deposits...............................................   1.1(d)
Service Contracts...............................................   1.1(e)
Share...........................................................   2.10
Submission Date.................................................   2.8
Subsidiaries....................................................   5.1(g)
Substantial Completion..........................................   2.5(e)
Surveys.........................................................   3.1(e)
Taxes...........................................................   17.3
TCR.............................................................   2.10
TCR General Partner.............................................   2.10
TCR Indemnified Party...........................................   8.2
TCR Parties.....................................................   Preface
TCR Proprietary Names...........................................   1.1(g)


Defined Term                                                       Section
------------                                                       -------
TCR Representatives.............................................   2.1(a)
TCR Signatory...................................................   Preface
Telephone Numbers...............................................   1.4(b)
Tenants.........................................................   1.1(d)
Trademarks......................................................   1.1(g)
Transferee......................................................   Preface
Transferee Indemnified Party....................................   8.1
Transferee Representatives......................................   20.10
Unapproved Property.............................................   1.2(b)
Unit............................................................   2.10
Warranty Assumption Documents...................................   2.4
Withdrawn Property..............................................   2.8

SCHEDULES
Schedule A                    TCR Signatories
Schedule B                    Assignors
Schedule 1.1                  Contributors and Real Property
Schedule 1.1(c)               Excluded Personal Property Located at the Real Property
Schedule 1.1(e)(i)            Excluded Permits and Licenses Related to the Real Property
Schedule 1.1(e)(ii)           Service Contracts
Schedule 1.1(g)               Excluded Trademarks and Trade Names
Schedule 1.2(a)               Contributors and Partners for Pre-Approved Partnership Interest
                              Transfers
Schedule 1.4(a)               Assigned Office Leases
Schedule 1.4(b)(i)            Excluded Office Personal Property from Assigned Offices
Schedule 1.4(b)(ii)           Excluded Telephone Numbers
Schedule 1.5                  Land Acquisition Contracts and Development Expenditures
Schedule 1.6(a)               Third-Party Management Contracts
Schedule 1.6(b)               Terms of Transitional Accounting Services
Schedule 1.7                  Construction Contracts (including descriptions of subcontracts)
Schedule 1.10                 Excluded Assets and Entities Not Participating
Schedule 2.1(a)               TCR Representatives
Schedule 2.1(a)(a)            Adjustment and Issuance of Development Incentive Units
Schedule 2.1(a)(b)            Issuance of Additional Retained Units
Schedule 2.1(a)(c)            Issuance of Additional Retained Units
Schedule 2.1(a)(d)            Performance Incentive Units
Schedule 2.1(a)(i)            Additional Equity Securities - Formula 1
Schedule 2.1(a)(ii)           Additional Equity Securities - Formula 2
Schedule 2.1(b)               Assumed Loans
Schedule 2.5(a)               Development Properties - Estimated Completion Costs
Schedule 2.5(e)               Completion Costs - Procedures, Assumptions and Methodologies
Schedule 2.6                  Anticipated Cash Consideration Adjustment and Value of "X"
Schedule 2.8                  Agreed Assigned Values
Schedule 3.1(c)               Preliminary Title Reports
Schedule 3.1(e)               Surveys
Schedule 4.1                  TCR General Partners Executing the Agreement on Behalf of the
                              Non-Signing Contributors
Schedule 4.1(b)               Consents Required by Contributors
Schedule 4.1(f)               Litigation
Schedule 4.1(g)               Proceedings Related to the Real Property
Schedule 4.1(h)               Notices of Violations of Legal Requirements from Governmental
                              Authorities
Schedule 4.1(j)               Liens on Personal Property
Schedule 4.1(n)               Tax Audits
Schedule 4.2                  Contributors' Knowledge Designees
Schedule 5.1(i)               Transferee Subsidiaries
Schedule 5.1(j)               Transferee Changes

SCHEDULES
Schedule 5.1(k)(iii)          Transferee Options, Warrants and Convertible Securities
Schedule 5.1(l)(i)            Transferee Tax Deficiencies
Schedule 5.1(o)               Transferee Shareholder Agreements
Schedule 5.1(p)               Transferee Loan Defaults
Schedule 5.2                  Transferee's Knowledge Designees
Schedule 6.1(b)               Consents Required by Assignors
Schedule 7.2                  Exceptions to Transferee's Conduct of its Business
Schedule 7.14                 Additional Properties
Schedule 18                   Key Rehired Employees
Schedule 20.10                Transferee Representatives

EXHIBITS
Exhibit 1.2(a)(i)             Form of Addendum A
Exhibit 1.2(a)(ii)            Form of Addendum B
Exhibit 7.3                   Required LLC Agreement Terms
Exhibit 7.10                  Form of Registration Rights Agreement
Exhibit 7.11                  Form of Distributee Agreement
Exhibit 7.13                  Terms of Accommodations America Agreement

                             CONTRIBUTION AGREEMENT

          This CONTRIBUTION AGREEMENT (the "AGREEMENT") dated as of September 29, 1997 (the "EFFECTIVE DATE") is made and entered by and between (i) each of the parties identified on Schedule A (individually a "TCR SIGNATORY,"
                          ----------
collectively the "TCR SIGNATORIES" and together with any Contributing Partners (as defined in Section 1.3(a)) that become parties to this Agreement pursuant to
               --------------
Section 1.2 or Section 1.3, the "TCR PARTIES"), on the one hand; and (ii) BRE
-----------    -----------
Properties, Inc., a Maryland corporation (the "COMPANY"), and BRE Property Investors LLC, a Delaware limited liability company (the "OPERATING COMPANY"), on the other hand. The Company and the Operating Company are sometimes hereinafter collectively referred to as the "TRANSFEREE." For ease of reference, the TCR Parties identified on Schedule B which will assign and convey
                                         ----------
to the Operating Company or its designee the Assigned Property (as defined in
Section 1.7) pursuant to this Agreement, are sometimes hereinafter collectively
-----------
referred to as the "ASSIGNORS."

                                    RECITALS

          A. The TCR Parties own, develop and manage various multifamily properties located throughout the Western United States. The Company and the Operating Company, of which the Company is the sole managing member, own and manage various multifamily properties located throughout the Western United States.

          B. The TCR Parties and the Transferee have determined that it is in their respective best interests to combine their respective properties and related assets.

          C. Accordingly, the TCR Parties desire to transfer, convey, contribute and assign to the Transferee the properties and related assets specified herein and the Transferee desires to acquire the same from the TCR Parties; each in accordance with the terms and subject to the conditions of this Agreement.

          NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

ARTICLE 1.  SUBJECT OF CONVEYANCE AND ASSIGNMENT.

          Section 1.1.  Conveyance of the Real Property and Related Assets.
                        --------------------------------------------------
          In accordance with the terms and conditions of this Agreement and subject to the Transferee's performance and satisfaction of the conditions, covenants and obligations contained herein, each of the TCR-affiliated entities identified on Schedule 1.1 (individually a "CONTRIBUTOR" and collectively the
              ------------
"CONTRIBUTORS") shall convey to the Operating Company all of its right, title and interest in and to the following assets (it being understood (i) that each TCR Signatory identified on Schedule 4.1 as the TCR General Partner of the
                            ------------
Contributor listed adjacent to its name on Schedule 4.1 (individually a "NON-
                                           ------------
SIGNING CONTRIBUTOR" and collectively the "NON-SIGNING CONTRIBUTORS") is executing this Agreement on behalf of such Non-Signing Contributor and hereby agrees to cause the Non-Signing Contributor to fully perform its obligations under this Agreement as if it were a signing Contributor including, without limitation, the conveyance to the Operating Company of all of its right, title and interest in and to the assets specified in this Section 1.1, (ii) that the
                                                    -----------
Contributors identified on Schedule 1.1 by footnotes (2) and (3) will be
                           ------------
entitled to assign the Property identified in footnotes (2) and (3) to the entities identified in footnotes (2) and (3) prior to Closing and the Contributors who so assign these Properties hereby agree to cause the entity to which the Property is transferred to convey to the Operating Company all of its right, title and interest in and to the Property so transferred, and (iii) that, with respect to the following assets transferred in consideration for the issuance of Shares by the Company, the conveyance shall be deemed to be a conveyance to the Company, followed by a contribution by the Company to the Operating Company, and the conveyance by the Contributor to the Operating Company shall be deemed made for the administrative convenience of consolidating those transfers):

          (a) the real property listed adjacent to the Contributor's name on
Schedule 1.1 which includes all the real property with respect to which the
------------
Contributors have commenced development activities (the "LAND"), and all of the improvements located on the Land whether completed or under construction (the "IMPROVEMENTS");

          (b) all rights, privileges, grants and easements appurtenant to the Contributor's interest in the Land and the Improvements, if any, including, without limitation, all of the Contributor's right, title and interest in and to all land lying in the bed of any public street, road or alley, all mineral and water rights and all easements, licenses, covenants and rights-of-way or other appurtenances used in connection with the beneficial use and enjoyment of the Land and the Improvements (the Land and the Improvements and all such rights, privileges, easements, grants and appurtenances are sometimes referred to herein as the "REAL PROPERTY");

          (c) except as set forth adjacent to its name on Schedule 1.1(c), all
                                                          ---------------
personal property, fixtures, equipment, inventory and computer programming and software owned or licensed by the Contributor and located on the Real Property (the "PERSONAL PROPERTY");

          (d) all leases and other agreements with respect to the use and occupancy of the Real Property, together with all amendments and modifications thereto and any guaranties provided thereunder (the "LEASES"), and all rents, additional rents, reimbursements, profits, income, receipts and any amounts deposited (the "SECURITY DEPOSITS") under the Leases in the nature of refundable security for the performance of the obligations of the parties occupying space at the Real Property pursuant to the Leases (the "TENANTS");

          (e) (i) except as set forth adjacent to the Contributor's name on
Schedule 1.1(e)(i), all permits, licenses, guaranties, approvals, certificates
------------------
and warranties relating to the Real Property and the Personal Property to the extent that any of the foregoing are assignable (collectively, the "PERMITS AND LICENSES"); and (ii) all of the Contributor's right, title and interest in and to those contracts and agreements listed under its name on Schedule 1.1(e)(ii)
                                                           -------------------
for the servicing, maintenance and operation of the Real Property, including, without limitation, equipment leases and other agreements affecting the Real Property and all such contracts and agreements entered into subsequent to the date hereof, in each case to the extent assignable (the "SERVICE CONTRACTS") (and together with the Permits and Licenses, the "INTANGIBLE PROPERTY");

          (f) all books, records, promotional material, tenant data, leasing material and forms, past and current rent rolls, files, statements, tax returns, market studies, keys, plans, specifications, reports, tests and other materials of any kind owned by the Contributor that are or may be used by the Contributor in the use and operation of the Real Property or the Personal Property (collectively, the "BOOKS AND RECORDS");

          (g) except as set forth on Schedule 1.1(g), all trademarks, trade
                                     ---------------
names or symbols, if any, under which the Contributor's Real Property (or any part thereof) is operated (the "TRADEMARKS"); provided, however, that the
                                              --------  -------
Transferee acknowledges and agrees that the right to use the name "Trammell Crow," the acronym "TCR" or any name containing "Trammell Crow" or "TCR" (collectively, the "TCR PROPRIETARY NAMES") is not included within the Trademarks and, accordingly, the Transferee shall have no right to the use of any TCR Proprietary Names in connection with any of the Real Property, but shall be allowed a period of ninety (90) days after the Closing Date to change any signage on the Real Property containing any TCR Proprietary Names;

          (h) all other rights, privileges and appurtenances owned by the Contributor, if any, related in any way to the rights and interests described above in this Section 1.1.
              -----------

          The Real Property, the Personal Property, the Leases, the Security Deposits, the Intangible Property, the Books and Records, the Trademarks and the other property interests being transferred pursuant to this Section 1.1 are
                                                            -----------
hereinafter collectively referred to as the "REAL ESTATE PROPERTY." The term "Real Estate Property" may mean all the Real Estate Property of the Contributors collectively, or when so indicated by the context, may refer only to that portion of the Real Estate Property owned by an individual Contributor.

          Section 1.2.  Pre-Approved Conveyances of Partnership Interests.
                        -------------------------------------------------
                 (a) The parties hereto have agreed that each of the Contributors listed on Schedule 1.2(a) may cause each of its constituent
                       --------------
partners or members (each a "PARTNER" and collectively its "PARTNERS") listed adjacent to the Contributor's name on Schedule 1.2(a) to transfer to the
                                      ---------------
Operating Company 100% of their respective partnership interests or member interests in the Contributor, as applicable (the "PARTNERSHIP INTERESTS"), in lieu of the Contributor's direct transfer of its Real Estate Property to the Operating Company, if and only if the following conditions are satisfied:

          (i) each of the Contributor's Partners designated on Schedule 1.2(a)
                                                               ---------------
as a TCR-affiliated entity executes and delivers to the Operating Company an agreement in the form attached hereto as Exhibit 1.2(a)(i) ("ADDENDUM A")
                                         -----------------
pursuant to which the Partner (aa) agrees to be bound by the terms of this Agreement with the same force and effect as if it were an original signatory hereto; and (bb) makes the representations and warranties set forth in Addendum A; and

          (ii) each of the Contributor's Partners designated on Schedule 1.2(a)
                                                                ---------------
as a third-party equity investor executes and delivers to the Operating Company an agreement in the form attached hereto as Exhibit 1.2(a)(ii) ("ADDENDUM B");
                                            ------------------
provided, that if, prior to the Closing, a TCR-affiliated entity acquires the
--------
Partnership Interest of the Contributor's third-party equity investor, that TCR-affiliated entity shall execute and deliver to the Operating Company an Addendum A, in which case the Contributor's third-party equity investor shall no longer be required to execute and deliver to the Operating Company an Addendum B.

          (b) In the event a Contributor listed on Schedule 1.2(a) fails to
                                                   ---------------
satisfy either of the conditions to the transfer of its Partnership Interests specified in this Section 1.2, and the Contributor is otherwise unable to
                  -----------
transfer its Real Estate Property to the Operating Company, the Transferee may terminate this Agreement as to that Real Estate Property by giving prompt notice of such termination to the TCR Representatives and the Real Estate Property shall thereupon become "UNAPPROVED PROPERTY."

          (c) In the event the transfer of all of the Partnership Interests of a Contributor is permitted pursuant to this Section 1.2, notwithstanding any
                                          -----------
contrary provision in this Agreement, the Contributor reserves the right to distribute all cash on hand and in its accounts to its Partners prior to Closing.

  Section 1.3. Additional Conveyances of Partnership Interests.
               -----------------------------------------------
          (a) In the event that any Contributor (other than the Contributors listed on Schedule 1.2(a)) is unable, despite its good faith efforts to the
          ---------------
contrary, to obtain a consent necessary to authorize the direct transfer of its Real Estate Property to the Operating Company (a "REQUIRED TRANSFER CONSENT"), the Partners of that Contributor may transfer 100% of their respective Partnership Interests to the Operating Company pursuant to this Section 1.3, in
                                                                -----------
lieu of the Contributor's transfer of its Real Estate Property to the Operating Company, if and only if the following conditions are satisfied (such Partners, together with the Partners transferring Partnership Interests pursuant to
Section 1.2, the "CONTRIBUTING PARTNERS"):
-----------

               (i) the Contributor shall have provided the Transferee with notice of its inability to obtain a Required Transfer Consent at least twenty
(20) days before the Closing Date, which notice shall specify the party from whom the Required Transfer Consent has not been obtained and that party's reasons for withholding its consent;

              (ii) each of the Contributor's Partners that is a TCR-affiliated entity executes a separate Addendum A, and each of the Contributor's Partners that is a third-party equity investor executes a separate Addendum B, and the same are delivered to the Operating Company; and

             (iii) the Transferee gives its consent (which it may give or withhold in its sole discretion) to the Partners' contribution of Partnership Interests in lieu of the Contributor's direct transfer of its Real Estate Property.

          (b) In the event the transfer of all of the Partnership Interests of a Contributor is permitted pursuant to this Section 1.3, notwithstanding any
                                          -----------
contrary provision in this Agreement, the Contributor reserves the right to distribute all cash on hand and in its accounts to its Partners prior to Closing.

          (c) In the event a Contributor is unable to obtain a Required Transfer Consent and any of the conditions to the transfer of Partnership Interests specified in Section 1.3(a) above fails to be satisfied, the Transferee may
             --------------
terminate this Agreement as to the Real Estate Property owned by that Contributor by giving prompt notice of such termination to the TCR Representatives and that Real Estate Property shall thereupon become Unapproved Property.

          (d) With the prior written consent of the Company (which it may give or withhold in its sole discretion), the Partners of a Contributor may contribute less than 100% of the Partnership Interests in the Contributor to the Operating Company, in lieu of the transfer of the Real Estate Property by the Contributor, in which event the Net Value referred to in Section 2.1 hereof
                                                         -----------
shall be reduced by an amount mutually agreeable to the Company and the Partners contributing less than 100% of their Partnership Interests in the Contributor. If the Company and the Partners are unable to agree on such amount prior to five
(5) Business Days prior to the Closing Date, then any such party may request binding arbitration of such amount by the method set forth in Section 2.8.
                                                              -----------

      Section 1.4.  Assignment of Office Leases and Conveyance of Office
                    ----------------------------------------------------
Personal Property.
-----------------
            (a) Each TCR Party set forth on Schedule 1.4(a) shall assign to the
                                            ---------------
Operating Company or its designee all of its right, title and interest as tenant or lessee in and to each of the leases of management office space listed under its name on Schedule 1.4(a) (the "OFFICE LEASES").
            ---------------

            (b) Each TCR Party set forth in Schedule 1.4(a) shall also convey to
                                            ---------------
the Operating Company or its designee all of its right, title and interest in and to (i) except as set forth on Schedule 1.4(b)(i), all of the personal
                                  ------------------
property, removable fixtures, equipment, inventory and computer programming and software owned or licensed by such TCR Party and located on or in each of the management office spaces referenced under its name on Schedule 1.4(a)
                                                      ---------------
(collectively, the "OFFICE PERSONAL PROPERTY"), and (ii) except as set forth on
Schedule 1.4(b)(ii), all of the telephone numbers in use at such management
-------------------
office spaces (the "TELEPHONE NUMBERS").

    Section 1.5.  Assignment of Land Acquisition Contracts.
                  ----------------------------------------
        (a) Each of the contracts and agreements for the purchase of raw land intended for development to which any of the TCR Parties is a party and all entitlements related thereto are listed on Schedule 1.5 (the "LAND ACQUISITION
                                           ------------
CONTRACTS") which also sets forth the amount of all land escrow deposits and other actual predevelopment expenditures, including, without limitation, costs of inspections, tests, surveys, title commitments, legal and engineering fees and expenses incurred as of the Effective Date under or in connection with the Land Acquisition Contracts (collectively, the "INITIAL DEVELOPMENT EXPENDITURES").

        (b) Within ten (10) Business Days of the Effective Date, the Transferee shall determine which, if any, of the Land Acquisition Contracts it elects to assume and shall notify the TCR Representatives of the same, at which time
Schedule 1.5 shall be revised to delete any and all Land Acquisition
------------
Contracts the Transferee has elected not to assume.

        (c) In addition to the foregoing, the TCR Parties shall promptly present to the Transferee for its consideration any additional contracts and agreements for the purchase of raw land intended for development and any entitlements related thereto that any of the TCR Parties enters into or obtains subsequent to the Effective Date, which, if approved by the Transferee, shall be added to Schedule 1.5 and thereby included within the meaning of the defined
         ------------
term "Land Acquisition Contracts."

        (d)  Schedule 1.5 shall be further updated to reflect any
additional expenditures relating to the development of the raw land that is the subject of the Land Acquisition Contracts that are approved by the Transferee as provided in Section 7.1(k) and incurred by a TCR Party between the Effective
            --------------
Date and the Closing Date (the "ADDITIONAL DEVELOPMENT EXPENDITURES").

        (e)  At Closing, after giving effect to the revisions to Schedule
                                                                 --------
1.5 contemplated by paragraphs (b), (c) and (d) of this Section 1.5, each TCR
---                                                     -----------
Party identified on Schedule 1.5 shall assign to the Operating Company all of
                    ------------
its right, title and interest in and to each of the Land Acquisition Contracts listed under its name on Schedule 1.5.
                         ------------

        (f) For the purposes hereof, the "DEVELOPMENT EXPENDITURES AMOUNT" shall mean the sum of (i) the aggregate Initial Development Expenditures associated with all Land Acquisition Contracts the Transferee elects to assume pursuant to Section 1.5(b), (ii) the aggregate Additional Development
            --------------
Expenditures; and (iii) any expenditures relating to the development of the raw land that is the subject of the Land Acquisition Contracts incurred by a TCR Party between the Effective Date and the Closing Date for which the Transferee's prior approval is not required by Section 7.1(k) (the "DE MINIMUS DEVELOPMENT
                                  --------------
EXPENDITURES"); provided, in the case of clause (iii), that the appropriate TCR
                --------
Party has updated Schedule 1.5 to reflect the De Minimus Development
                  ------------
Expenditures it has so incurred no less than five (5) Business Days before Closing.

        (g) If prior to Closing the Transferee elects not to proceed with any Land Acquisition Contract, the right to such contract will revert back to the appropriate TCR Party if the TCR Representatives so elect and the Transferee shall have no obligation to reimburse the TCR Parties for the Development Expenditures Amount related to such contract.

          Section 1.6. Assignment of Management Contracts. Each of the TCR
                       ----------------------------------
Parties set forth on Schedule 1.6(a) shall assign to the Operating Company all
                     ---------------
of its right, title and interest in and to the property management contracts related to its management of each of the third-party owned properties listed under its name on Schedule 1.6(a) and any
                  ---------------
additional property management contracts relating to the management of third-party owned properties that any of these TCR Parties enters into subsequent to the date hereof in the ordinary course of business and which are added to
Schedule 1.6(a) pursuant to Transferee's prior consent (collectively, the
---------------
"MANAGEMENT

CONTRACTS").  In connection with the Transferee's assumption of the
Management Contracts, the TCR-affiliated entities identified on Schedule 1.6(b)
                                                                ---------------
shall provide accounting services to the Transferee on the terms specified on
Schedule 1.6(b).
---------------

     Section 1.7.  Assignment of Construction Contracts. Each of the TCR Parties
                   ------------------------------------
set forth on Schedule 1.7 shall assign to the Operating Company or its designee
             ------------
all of its right, title and interest in and to each of the construction contracts listed under its name on Schedule 1.7, and all subcontracting agreements referenced thereon relating to the completion of improvements at each of the Development Properties and any additional construction contracts or subcontracting agreements relating to the completion of improvements at the Development Properties that any of these TCR Parties enters into subsequent to the date hereof in the ordinary course of business and which are added to
Schedule 1.7 (the "CONSTRUCTION CONTRACTS").
------------

          The Office Leases, the Office Personal Property, the Telephone Numbers, the Land Acquisition Contracts, the Management Contracts, the Construction Contracts and all other rights, assets and interests being assigned or conveyed pursuant to Sections 1.4 through 1.7 are hereinafter collectively
                        ------------------------
referred to as the "ASSIGNED PROPERTY." For ease of reference, the Real Estate Property and the Assigned Property are sometimes hereinafter collectively referred to as the "PROPERTY."

     Section 1.8.  Several Liability. Except as provided in Article 8 hereof,
                   -----------------                        ---------
none of the TCR Parties shall have joint and several liability hereunder. Instead, except as provided in Article 8 hereof, each TCR Party shall have several liability hereunder for the covenants, agreements, representations and warranties made by it hereunder to the extent and only to the extent that any such covenant, agreement, representation or warranty relates to itself or to the Property or Partnership Interests, as the case may be, owned or transferred by it.

     Section 1.9. Access to Books and Records. The Transferee agrees that (a)
                  ---------------------------
each Contributor shall have access after the Closing to its respective Books and Records relating to periods prior to the Closing for inspection or duplication at the offices of the Transferee at reasonable times and upon reasonable notice and (b) through the eighth (8th) anniversary of the Closing Date, before any Contributor's Books and Records relating to periods prior to the Closing are destroyed or disposed of by the Transferee, the Transferee shall offer to return such Books and Records (and the computer programs necessary to retrieve the same) to the TCR Representatives, at the TCR Representatives' cost and expense, if the TCR Representatives affirmatively respond to such offer within ten (10) Business Days after receipt of same.

          Section 1.10. Excluded Assets. In addition to such other property,
                        ---------------
rights and interests of the TCR Parties which are excluded from the conveyances contemplated by this Agreement through separate, specific reference elsewhere in this Agreement, all of the TCR Parties' rights, title and interests in and to the items described on Schedule 1.10, including, without limitation, all rights
                       -------------
related to development and construction management services rendered to Homegate Hospitality, Inc. and all cash on hand and in accounts of the TCR Parties, are expressly retained by the TCR Parties and excluded from any Property conveyances or assignments otherwise contemplated by this Agreement. Except as otherwise expressly provided for in this Agreement, no property, assets or rights owned by, or interests in, any of the TCR-affiliated entities listed on Schedule 1.10 are included in the conveyances
                              -------------
contemplated by this Agreement.

     Section 1.11. No Contributing Partner Liability. Except as otherwise
                   ---------------------------------
expressly provided in Section 1.8, nothing herein shall create any liability or
                      -----------
obligation of any (i) Contributing Partner or any of their employees, directors, shareholders, partners, members or other affiliates or (ii) Non-Signing Contributor or its non TCR-affiliated employees, directors, shareholders, partners, members or other affiliates. Notwithstanding the foregoing, no Contributing Partner or Non-Signing Contributor shall have any Liability under this Agreement (notwithstanding references in this Agreement to covenants or representations and warranties being made by a Contributing Partner or Non-Signing Contributor) unless the Contributing Partner or Non-Signing Contributor
(i) is a signatory to this Agreement or (ii) executes an Addendum A or an Addendum B, and then, in either circumstance, the Liability of such Contributing Partner or Non-Signing Contributor shall be several, and not joint (except as provided in Article 8 hereof), and limited exclusively to the terms
            ---------
of this Agreement and Addendum A or Addendum B, as applicable.

ARTICLE 2.  VALUE AND PAYMENT TERMS.

   Section 2.1.  Issuance of Equity Securities.
                 -----------------------------
        (a) At Closing, the Transferee shall issue and deliver to the persons set forth on Schedule 2.1(a), as the designated representatives of the
                     ---------------
TCR Parties (the "TCR REPRESENTATIVES"), that number of Equity Securities determined by dividing the Net Value by the Effective Price (the "INITIAL EQUITY SECURITIES"). The Equity Securities so delivered shall be registered in the names and the amounts designated by the TCR Representatives pursuant to Section
                                                                        -------
2.7 hereof.  Notwithstanding the foregoing, the Transferee shall retain from the
---
Equity Securities to be so delivered Units representing $11,267,400 of the Net Value (the "DEVELOPMENT INCENTIVE UNITS"), Units representing $3,972,175 of the Net Value (the "ADDITIONAL RETAINED UNITS") and Units representing $134,650 of the Net Value (the "PERFORMANCE INCENTIVE UNITS"). The actual number of Development Incentive Units to be issued by the Operating Company to the parties and at the times set forth on Schedule 2.1(a)(a) in connection with the
                              -------------------
completion of the Development Properties shall be increased or decreased in the manner described on Schedule 2.1(a)(a). The Additional Retained Units shall be
                    ------------------
issued by the Operating Company to the parties and at the times set forth on
Schedule 2.1(a)(b) and Schedule 2.1(a)(c).  The Performance Incentive Units
------------------     ------------------
shall be issued by the Operating Company as set forth on Schedule 2.1(a)(d).
                                                         ------------------

          (i) If the Closing Price is less than the Effective Price but greater than or equal to $25.00, then the Transferee shall be obligated to proceed to Closing and to issue and deliver to the TCR Representatives at Closing that number of additional Equity Securities calculated pursuant to the formula set forth on Schedule 2.1(a)(i).
         ------------------

          (ii) If the Closing Price is less than $25.00 but greater than or equal to $23.00, the condition to Closing specified in Section 11.1(h) shall be
                                                       ---------------
deemed to have been satisfied and the TCR Parties shall be required to proceed to Closing if not later than the fourth day prior to the Closing Date, the Transferee shall have delivered to the TCR Representatives a written notice of its agreement to issue and deliver to the TCR Representatives at Closing that number of additional Equity Securities calculated pursuant to the formula set forth on Schedule 2.1(a)(ii).
         -------------------

          (iii)   Notwithstanding clause (ii) of this Section 2.1(a), if
                                                      --------------
the Closing Price is less than $25.00, the TCR Representatives may, at any time that is no later than the third day prior to Closing, deliver to the Transferee a written notice of its election to waive the condition to Closing specified in
Section 11.1(h), and thereby obligate the Transferee to proceed to Closing and
---------------
to issue and deliver to the TCR Representatives at Closing that number of additional Equity Securities calculated pursuant to the formula set forth on
Schedule 2.1(a)(i).  Any additional Equity Securities that may be issued
------------------
pursuant to clause (i), (ii) or (iii) of this Section 2.1(a) shall hereinafter
                                              --------------
be referred to as the "ADDITIONAL EQUITY SECURITIES."

          (iv) Notwithstanding any of the provisions in this Section 2.1(a), the
                                                             --------------
total number of Shares that the Company may issue in connection with the transactions contemplated by this Agreement shall not exceed 19.9% of the total number of Shares outstanding immediately prior to Closing or the voting power represented by the total number of Shares outstanding immediately prior to Closing.

      (b) The value of the Property which shall be used for determining the number of Equity Securities to be issued to the TCR Representatives is herein called the "NET VALUE," which shall be an amount equal to $597,520,650, reduced by the sum of the following: (i) the outstanding principal balance plus all accrued and unpaid interest thereon due on the Closing Date on the Assumed Loans, (ii) the Revised Completion Costs as set forth in Section 2.5(a), (iii)
                                                         --------------
the Cash Consideration, (iv) the Assigned Value of each Withdrawn Property as determined pursuant to Section 2.8, (v) the amount of any reduction in the Net
                       -----------
Value made pursuant to Section 1.3(d) hereof in the event of a transfer of less
                       --------------
than 100% of the Partnership Interests in a Contributor, and (iv) the amount by which the Contract Revenue Reduction (as set forth in Section 7.1(c) hereof)
                                                      --------------
exceeds $495,600 (which represents 15% of the aggregate amount of the annual revenue for all Management Contracts on Schedule 1.6(a)).
                                        ---------------
      (c) During the period commencing on the Closing Date and ending 90 days after the Closing Date, without the prior written consent of the Company, no person to whom the Equity Securities issued pursuant to this Agreement are to be distributed, either directly or indirectly through one or more intermediaries (the "DISTRIBUTEES"), shall, directly or indirectly, offer, sell, contract to sell or otherwise transfer or dispose of all or any interest in the Shares; provided, however, that the distribution of Shares from a Distributee that is an
--------  -------
entity to its constituent shareholders, partners or members shall not violate this provision, nor shall the delivery of the Equity Securities received by a TCR Party as nominee for a Partner of a Contributor violate this provision.

      Section 2.2. Assumption of Indebtedness. At Closing, the Operating Company
                   --------------------------
shall assume and agree to pay and perform all indebtedness and obligations of the Contributors under all Assumed Loans, and the Contributors, the Contributing Partners, and any of their constituent owners who have guaranteed any amount with respect to the Assumed Loans shall be released from any and all liability for the Assumed Loans. At Closing, the Transferee shall execute and deliver, with respect to each Assumed Loan, all the documents and instruments (collectively, the

"LOAN ASSUMPTION DOCUMENTS") reasonably requested by, and in a form satisfactory to, the TCR Representatives to evidence Transferee's assumption of the Assumed Loan, and the release of the Contributor's and the Contributing Partners' obligations thereunder. In the event that the Transferee is unable for any reason to consummate any such assumption, the Operating Company shall cause the Assumed Loan to be paid in full at Closing and such payment, in lieu of assumption, shall not affect the determination of Net Value under Section 2.1(b) or the Cash Consideration designated under Section 2.6. Each Contributor (and each Contributing Partner) shall be responsible for the payment at Closing of any prepayment premium or penalty due in connection with the Operating Company's prepayment of any Assumed Loan of that Contributor (or in the case of a Contributing Partner, the Assumed Loan of the Contributor of which that Contributing Partner is a Partner).

          Section 2.3.  Assumption of Assigned Property. At Closing, the
                        -------------------------------
Operating Company and/or a designated subsidiary of the Company shall assume the rights and obligations of the applicable Contributors and Assignors under the Leases, the Service Contracts, the Office Leases, the Land Acquisition Contracts, the Trademarks, the Management Contracts and the Construction Contracts, and shall execute and deliver all the documents and instruments reasonably requested by, and in a form satisfactory to, the TCR Representatives to evidence the assumption of the foregoing by the Operating Company or its designee; provided, however, that all fees payable under the
          --------  -------
Construction Contracts shall be terminated at Closing.

          Section 2.4.  Assumption of Construction-Related Warranties and
                        -------------------------------------------------
Guaranties. At Closing, the Operating Company or its designee shall (i) assume
----------
all warranties and guarantees of the TCR Parties related to the construction of any of the Development Properties and release the TCR Parties of any obligations they may have thereunder, (ii) release the TCR Parties from any obligations they may have under warranties outstanding with respect to any of the Real Properties other than the Development Properties, and (iii) shall execute and deliver all documents and instruments (collectively, the "WARRANTY ASSUMPTION DOCUMENTS") reasonably requested by, and in a form satisfactory to, the TCR Representatives to evidence the foregoing assumptions and releases.

          Section 2.5.  Completion Costs.
                        ----------------

               (a)      Table 1 of Schedule 2.5(a) sets forth an estimate by the
                                   ---------------
TCR Parties of each component of the Completion Costs (the "ESTIMATED COMPLETION COSTS") anticipated to finalize construction of each of the Real Properties listed thereon (collectively, the "DEVELOPMENT PROPERTIES"). Twenty (20) days before the Closing Date, the TCR Representatives shall provide the Transferee a revised estimate of the following components of the Completion Costs for one or more of the Development Properties: "Hard Cost" and/or "Operating Income Offset" (together, the "AUDITABLE COMPONENTS"). Based on such revised components and the instructions set forth in Schedule 2.5(e), a revised estimate
                          ---------------
of each component of the Completion Costs (the "REVISED COMPLETION COSTS") shall be calculated for each of the Development Properties, and Table 1 of Schedule
                                                                     --------
2.5(a) shall be revised to incorporate the Revised Completion Costs.  From and
------
after the Effective Date until the Closing or until this Agreement is terminated as herein provided, the TCR Representatives shall provide, and each of the Contributors and the Contributing Partners shall cooperate with the TCR Representatives in the provision of, all reasonable information requested by the Construction Auditor for the purpose of determining its estimate of the Auditable Components for each of the Development Properties. Ten (10) Business Days before the Closing Date, the Construction Auditor shall report to the TCR Representatives and the Transferee its estimate of the Auditable Components for each Development Property as of the Closing Date. Based on the Auditable Components as so determined by the Construction Auditor and the instructions set forth in Schedule 2.5(e), an audited estimate of the Completion Costs (the
         ---------------
"AUDITED COMPLETION COSTS") shall be calculated for each of the Development Properties, and Table 2 of Schedule 2.5(a) shall be completed by incorporating
                           ---------------
those audited estimates therein and calculating the reserve amounts shown thereon (each, a "RESERVE AMOUNT"), which shall be, for each Development Property, the excess, if any, of (i) the Audited Completion Costs for the Property over (ii) the Revised Completion Costs for the Property.

          (b) At Closing, an amount equal to the sum of the Reserve Amounts for all the Development Properties (the "RESERVE FUNDS") shall be reserved from either the Cash Consideration or the Equity Securities (at the election of the TCR Representatives) to be delivered at the Closing and deposited by the Transferee with an escrow agent who is, and upon terms that are, mutually satisfactory to the Transferee and the TCR Representatives. All interest earned on the Reserve Funds while in the escrow shall be credited to the TCR Representatives and shall be paid to them upon termination of the escrow.

          (c) Within thirty (30) days after Substantial Completion of each Development Property, the Construction Auditor shall issue a second report to the TCR Representatives and the Transferee that indicates (i) the amounts incurred between the Closing Date and the completion of that Development Property with respect to the Auditable Components, and (ii) an estimate of the "punch list" completion costs associated with the completed Development Property (the "ESTIMATED PUNCH LIST COSTS"). Based on the actual amounts for the Auditable Components as so determined by the Construction Auditor and the instructions set forth in Schedule 2.5(e), the parties shall calculate the
                          ---------------
"FINAL AUDITED COSTS" for that Development Property, which shall consist of the Auditable Components (as so determined) and the Offsite Overhead and Interest (as so calculated). Within sixty (60) days after Substantial Completion of each Development Property, the Construction Auditor shall issue a final report to the TCR Representatives and the Transferee that indicates the actual "punch list" completion costs incurred with respect to that Development Property (the "FINAL AUDITED PUNCH LIST COSTS"). Within three (3) Business Days after receipt of the Construction Auditor's second report with regard to a Development Property, the Transferee shall direct the escrow agent to release to (i) the TCR Representatives an amount from the Reserve Funds (which shall not be in excess of that Development Property's Reserve Amount) equal to the amount, if any, by which the Audited Completion Costs exceed the sum of the Final Audited Costs and the Estimated Punch List Costs, and (ii) the Transferee the remainder of the Reserve Amount for that Development Property, less the amount of the Estimated Punch List Costs. Within three (3) Business Days after receipt of the Construction Auditor's report of the Final Audited Punch List Costs with respect to a Development Property, the Transferee shall direct the escrow agent to release to (i) the TCR Representatives an amount from the Reserve Funds (which shall not be in excess of the balance of that Development Property's Reserve Amount) equal to the amount, if any, by which the

Estimated Punch List Costs exceed the Final Audited Punch List Costs, and (ii) the Transferee the remainder of the Reserve Amount for that Development Property.

          (d) If, after all Development Properties have been completed and the Construction Auditor's report of the Final Audited Punch List Costs for the last Development Property has been received, it is determined that the aggregate Revised Completion Costs for all Development Properties exceeded the sum of the aggregate Final Audited Costs and Final Audited Punch List Costs for all Development Properties, then within three (3) Business Days after receipt of the last such report, the Company shall deliver to the TCR Representatives cash in the amount of such excess (or, if less, the aggregate of the Contingency components of the Revised Completion Costs for all Development Properties); provided that alternatively the Company, at its option, may deliver Units to the
--------
TCR Representatives (to be issued in the names of such Contributors, Contributing Partners or Distributees as the TCR Representatives may designate) in a number equal to (A) the amount of cash the Company would otherwise be required to deliver, divided by the Effective Price, plus (B) if the Closing Price was less than $25.00, then, unless the condition to Closing set forth in
Section 11.1(h) has been waived under the provisions of Section 2.1(a)(iii), an
---------------                                         -------------------
additional number equal to (x) the number determined under (A) above, multiplied by (y) a fraction, the numerator of which is the amount by which $25.00 exceeded the Closing Price, and the denominator of which is the Closing Price.

          (e) The Auditable Components of the Audited Completion Costs and the Final Audited Costs, the Estimated Punch List Costs and the Final Audited Punch List Costs determined by the Construction Auditor shall be conclusive and binding on all parties to this Agreement. For each Development Property, the appropriate Contributor or Contributing Partners on the one hand and the Transferee on the other hand shall each pay one-half of all fees and costs charged by the Construction Auditor for performing its duties as described in this Section 2.5. "SUBSTANTIAL COMPLETION" shall mean, as to any specific
     -----------
Development Property, the point in time at which a certificate of occupancy is issued for the final building constructed on the Development Property. In performing its services hereunder, the Construction Auditor shall determine the Auditable Components of the Completion Costs in accordance with the procedures, assumptions and methodologies set forth on Schedule 2.5(e). Should the
                                           ---------------
Construction Auditor fail to perform its duties hereunder to the mutual satisfaction of the Transferee and the TCR Representatives, the Transferee and the TCR Representatives may mutually terminate the services of the Construction Auditor, in which case Arthur Andersen llp shall be retained to act as the successor Construction Auditor. The Transferee shall assume and agree to pay all actual costs necessary to complete the Development Properties whether such actual costs are more or less than the Audited Completion Costs.

Section 2.6.  Cash Consideration. At the Closing, the Transferee shall pay the
              ------------------
TCR Representatives, for the accounts of the TCR Parties, an amount of cash designated as the "CASH CONSIDERATION," which amount shall be $143,200,000 (the "ANTICIPATED CASH CONSIDERATION AMOUNT"); provided, however, that the Transferee
                                          --------  -------
agrees to increase or decrease the amount of Cash Consideration by an amount equal to no more than 20% of the Anticipated Cash Consideration Amount. In addition to such 20% increase, the Anticipated Cash Consideration Amount may be further increased by up to $72,809,750 pursuant to the contractual obligations described in Schedule 2.6. The TCR Representatives shall submit to the
             -------------
Transferee their request for any increase or decrease of the Anticipated Cash Consideration Amount no less than ten (10) Business Days before the Closing Date.
          Section 2.7. Designation of Issuance of Equity Securities. The TCR
                       ---------------------------------------------
Representatives shall give Transferee notice at least ten (10) Business Days before the Closing Date designating the name, address and other reasonable information required by the Company or the Operating Company of or relating to the TCR Parties to which the Equity Securities are to be issued at the Closing as provided in Section 2.1.
               -----------

          Section 2.8. Withdrawn Properties. A "WITHDRAWN PROPERTY" shall be any Unapproved Property, Damaged Property or Condemned Property as to which this Agreement has been terminated pursuant to Section 1.2, Section 1.3, Section 14.2
                                          -----------  -----------  ------------
or Article 15, respectively, or any Real Property which has tax exempt bond
   ----------
financing associated therewith and which if transferred to the Operating Company pursuant this Agreement, either by direct conveyance or by the transfer of the Partnership Interests in the Contributor which owns that Real Property, would cause the interest payable on such tax exempt bond financing to cease to be tax exempt. In the event any Real Property becomes a Withdrawn Property, Schedule 2.1(b) shall be revised to delete the loan associated with such Withdrawn Property for the definition of Assumed Loans and the TCR Representatives and the Transferee shall each use good faith efforts to mutually agree upon the assigned value for that Real Property (the "ASSIGNED VALUE"), taking into account the relation of the Withdrawn Property to the value of the entire portfolio of Real Properties being acquired, unless the Assigned Value is specified on Schedule
                                                                     --------
2.8, in which event the Assigned Value for the Real Property shall be the
---
Assigned Value so specified on Schedule 2.8. If the parties are unable to agree
                               ------------
on the Assigned Value by the fifth Business Day prior to the Closing Date, then either party may request binding arbitration of the Assigned Value by the following method. Ernst & Young LLP is hereby appointed by both parties as the neutral arbitrator (the "ARBITRATOR") of the Assigned Value; provided, that if for any reason Ernst & Young LLP is unable to act as the Arbitrator, Ernst & Young LLP shall appoint an arbitrator to serve in its place. The party electing determination by the Arbitrator shall give written notice to the Arbitrator and the other party of such election. On the date (the "SUBMISSION DATE") which is five (5) Business Days from the date of such notice, each party shall submit to the Arbitrator its proposed Assigned Value, together with any materials it wishes to submit in support of its position. The Arbitrator shall then make its own determination of value and, within ten (10) Business Days after the Submission Date, shall select, in the Arbitrator's sole discretion, the value proposed by one or the other of the parties (the Arbitrator not being authorized to select any other value), which selected value shall then be the Assigned Value. In making its decision, the Arbitrator may make such investigation of the Real Property and the transactions contemplated by this Agreement, and hold such hearings, as it deems appropriate.

          Section 2.9. Guaranty. At Closing, the Company shall execute and
                       --------
deliver to the TCR Representatives a guarantee (the "GUARANTY") in form and substance satisfactory to the TCR Representatives whereby the Company guarantees the full and complete performance of the obligations of the Operating Company under this Agreement.

          Section 2.10. Certain Definitions. Where used in this Agreement, the
                        -------------------
following terms shall have the following meanings:

          "ADJUSTED CLOSING PRICE" means the average of the closing prices of the Shares on the New York Stock Exchange for all trading days during the period of ten (10) consecutive trading days concluding with the last trading day which precedes the Closing Date.

          "ASSUMED LOANS" mean the obligations listed in Schedule 2.1(b)
                                                         ---------------
regardless of whether such obligations are assumed or paid at Closing as provided in Section 2.2.
            -----------

          "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in San Francisco, California, are authorized or required by law to close.

          "CLOSING PRICE" means the average of the closing prices of the Shares on the New York Stock Exchange for all trading days during the period of fifteen
(15) consecutive trading days concluding with the fifth trading day preceding the Closing Date.

          "COMPLETION COSTS" means the aggregate development and construction costs which are estimated or incurred, as the case may be, for a Development Property, consisting of the sum of the following components as set forth in
Schedule 2.5(a) and calculated in accordance with the instructions set forth in
---------------
Schedule 2.5(e):  "Hard Cost," "Offsite Overhead," "Operating Income Offset,"
---------------
"Interest" and (in the case of Estimated, Revised and Audited Completion Costs) "Contingency."

          "CONSTRUCTION AUDITOR" means Ernst & Young llp or Arthur Andersen llp as the successor Construction Auditor in the event the TCR Representatives and the Transferee mutually terminate the services of Ernst & Young llp pursuant to
Section 2.5(e).
--------------

               "EFFECTIVE PRICE" means $26.93.

               "EQUITY SECURITIES" means Shares and Units collectively.

               "SHARE" means a share of Common Stock of the Company.

               "TCR" means Trammell Crow Residential Company.

               "TCR GENERAL PARTNER" means each of the TCR-affiliated entities which serves as the general partner of the Non-Signing Contributor listed adjacent to its name on Schedule 4.1.
                        ------------
               "UNIT" means a unit of limited liability company membership interest in the Operating Company.

ARTICLE 3.  TITLE; MATTERS TO WHICH THIS CONTRIBUTION IS SUBJECT.

    Section 3.1. Permitted Encumbrances. The Real Property to be contributed to
                 ----------------------
the Operating Company by direct conveyance from the Contributors (or indirectly in the case of the transfer of Partnership Interests by any Contributing Partners pursuant to Section 1.2 or Section
                     -----------    -------

1.3 above) shall be subject to the following encumbrances (collectively, the
----
"PERMITTED ENCUMBRANCES"):

          (a) any liens of real estate taxes, personal property taxes, water charges and sewer charges provided the same are not due and payable, but subject to adjustment as provided herein;

          (b) the rights of the Tenants, as tenants only;

          (c) any and all restrictions, covenants, agreements, easements, matters and things which are, in each case, of record as set forth in the preliminary title reports listed on Schedule 3.1(c) affecting title to the Real
                                    ---------------
Property (except for loans that do not constitute Assumed Loans), and such easements, covenants and restrictions granted, created or entered into after the Effective Date in accordance with Section 3.2 below;
                                  -----------

          (d) any and all laws, statutes, ordinances, codes, rules, regulations, requirements, or executive mandates affecting the Real Property, including, without limitation, those related to zoning and land use ("LEGAL REQUIREMENTS"), of any applicable agency, board, bureau, commission, department or body of any municipal, county, state or federal governmental unit, or any subdivision thereof, having, asserting or acquiring jurisdiction over all or any part of the Real Property or the management, operation, use or improvement thereof (collectively, "GOVERNMENTAL AUTHORITIES");

          (e) the state of facts shown on the surveys described on Schedule
                                                                   --------
3.1(e) for each individual Real Property comprising the Real Property
------
(collectively, the "SURVEYS") and any other state of facts which a recent and accurate survey of the Real Property would actually show;

          (f) the Service Contracts and the Construction Contracts;

          (g) any installment of assessments affecting the Real Property or any portion thereof due and payable after the Closing Date;

          (h) any utility company rights, easements and franchises to maintain poles, lines, wires, cables, pipes, boxes and other fixtures and facilities in, over, under or upon the Real Property;

          (i) any prohibition against the interference with the natural and unobstructed flow of any applicable brook crossing the Real Property or other riparian rights;

          (j) such matters as the Title Company shall be willing, without special premium, to omit as exceptions to coverage including minor variations between record lines and tax lot lines; and

          (k) the liens of the Assumed Loans on those parcels of Real Property encumbered by the Assumed Loans.

          Section 3.2. Easements, Licenses and Dedications Prior to Closing.
                       ----------------------------------------------------
From and after the Effective Date, no Contributor will voluntarily grant, create or enter into any encumbrance, covenant, easement or restriction on any Real Property without the prior written consent of the Operating Company, which consent will not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, any Contributor may enter into agreements or grant easements, licenses and dedications for usual and customary utilities (including telephone and cable television service through shared tenant service or other arrangements), water, parking, sewer, ingress and egress granted in the ordinary course of business without the Operating Company's consent; provided,
                                                                     --------
that the Contributor shall give the Operating Company written notice of any such easement, license or dedication, which shall thereupon become a Permitted Encumbrance.

          Section 3.3. Title Insurance. Concurrent with the execution of this Agreement, Transferee has obtained a commitment for title insurance for each Real Property, by which the title company has agreed to insure the Operating Company's title at Closing subject only to the Permitted Encumbrances and such matters as may appear of record between the date of the commitment and the date of Closing. In the event that a title exception other than the Permitted Encumbrances appears of record prior to Closing, the Operating Company shall nevertheless take title to the Real Property subject to the exception; provided,
                                                                       --------
that:


          (a) If the exception is a matter which can be cured by the payment of money, such as a mechanics' lien, judgment lien, mortgage, or the like, the exception shall be removed at Closing by the TCR Parties' payment of the indebtedness or obligation served by the lien or by bonding against such lien to the satisfaction of the title company.

          (b) If the exception is non-monetary and adversely impacts the value of the Real Property, the parties shall negotiate an appropriate reduction in Net Value for such matter, and if they are unable to determine the amount of such reduction prior to Closing, the amount of the reduction claimed by the Transferee shall be held in escrow pending determination of the proper reduction. If the parties are unable to agree on the amount of the reduction post-Closing, the amount of the reduction shall be submitted to binding arbitration by an experienced real estate appraiser jointly selected by the parties.

ARTICLE 4.  REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTORS.

     Section 4.1. Operating Representations and Warranties. In order to induce
                  ----------------------------------------
the Company and the Operating Company to enter into this Agreement and to perform their respective obligations hereunder, each Contributor, except for the Non-Signing Contributors listed on Schedule 4.1, hereby severally warrants and
                                   ------------
represents with respect to itself, and each TCR General Partner hereby severally warrants and represents with respect to the Non-Signing Contributor listed adjacent to its name on Schedule 4.1, the following:
                        ------------

           (a) Organization, Good Standing and Corporate/Partnership Power. The
               -----------------------------------------------------------
Contributor is a general or limited partnership or a limited liability company, duly formed and validly existing under the laws of the jurisdiction in which it was organized, is duly authorized to transact business under the laws of each state in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, results of operations or financial operation of such entity or its ability to consummate the transactions provided for in this Agreement (a "MATERIAL ADVERSE EFFECT," which term, when used in this Agreement with respect to an individual, shall mean a material adverse effect on the ability of the individual to consummate the transactions provided for in this Agreement), has all requisite, corporate or partnership power and authority to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by it hereunder, and to perform its obligations hereunder and thereunder in accordance with the terms and conditions hereof and thereof.

          (b) Authorization; No Violation.  Assuming the due and valid
              ---------------------------
authorization, execution and delivery of this Agreement by the Transferee, this Agreement, and the other agreements and documents to be executed by the Contributor hereunder, will be the legal, valid and binding obligation of the Contributor, enforceable against the Contributor in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium or similar laws relating to creditors' rights and general principles of equity.
The performance by the Contributor, as applicable, of its duties and obligations under this Agreement and the documents and instruments to be executed and delivered by it hereunder will not (i) conflict with, or result in a breach of, or default under, any provision of any of the organizational documents of the Contributor or any agreement, instrument, decree, judgment, injunction, order, writ, law, rule or regulation, or any determination or award of any court or arbitrator, to which the Contributor is a party or by which its assets are or may be bound, except for any of the foregoing matters that, individually or in the aggregate, would not have a Material Adverse Effect on the Contributor, or
(ii) require any consent, approval or authorization of, or declaration, filing or registration with, any domestic governmental or regulatory authority or any other person or entity, except as set forth adjacent to the Contributor's name of Schedule 4.1(b), and except where the failure to obtain any such consent,
   ---------------
approval or authorization of, or filing or registration with, any governmental or regulatory authority or other person or entity would not have a Material Adverse Effect on the Contributor.

          (c) Rent Roll.  The Contributor has delivered or caused to be
              ---------
delivered to the Operating Company a rent roll (a "RENT ROLL") for each Real Property that it owns immediately prior to the Closing that is current as of July 31, 1997. To the Contributor's knowledge, the information set forth in the Rent Roll is true and correct as of July 31, 1997 in all material respects. To the Contributor's knowledge, the Rent Roll reflects all of the leases, tenancies or occupancies materially affecting the Real Property as of such date.

          (d) Work on Real Property.  To the Contributor's knowledge, no work
              ---------------------
has been performed on the Real Property that it owns immediately prior to the Closing that would require an amendment to the certificate of occupancy for such Real Property for which an amendment has not been obtained, and, to the Contributor's knowledge, any and all work performed at such Real Property as of the Effective Date has been, and to the Closing Date will be, performed in all material respects in accordance with all Legal Requirements of all applicable Governmental Authorities.

          (e) Validity of Service Contracts.  To the Contributor's knowledge,
              -----------------------------
there are no service contracts, equipment leases, union contracts, employment agreements, management agreements or other agreements materially affecting its Real Estate Property or the operation thereof other than the Service Contracts. To the Contributor's knowledge, all of the Service Contracts of which it is a party or which affect in any way its Real Estate Property are in full force and effect without any material default or claim of material default by any party thereto. To the Contributor's knowledge, all sums presently due and payable by it under such Service Contracts have been fully paid.

          (f) No Litigation.  Except as set forth adjacent to the Contributor's
              -------------
name on Schedule 4.1(f) or except as covered by insurance, there are no actions,
        ---------------
suits, claims, investigations, labor disputes, litigation or proceedings currently pending or, to the Contributor's knowledge, threatened, at law or in equity, against or related to the Contributor or to all or any part of its Real Estate Property, the environmental condition thereof, or the operation thereof before or by any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality.

          (g) No Actions Relating to Real Property.  Except as set forth
              ------------------------------------
adjacent to the Contributor's name on Schedule 4.1(g), the Contributor has
                                      ---------------
received no written notice nor does it otherwise have knowledge of (i) pending or contemplated annexation or condemnation proceedings, or private purchase in lieu thereof, affecting or which may affect its Real Property, or any part thereof, (ii) proposed or pending proceedings to change or redefine the zoning classification of all or any part of its Real Property, (iii) proposed or pending special assessments affecting its Real Property or any portion thereof,
(iv) penalties or interest due with respect to real estate taxes assessed against its Real Property and (v) proposed changes in any road or grades with respect to the roads providing a means of ingress and egress to its Real Property.

          (h) No Violations of Legal Requirements.  Except as set forth adjacent
              -----------------------------------
to its name on Schedule 4.1(h), the Contributor has not received written notice
               ---------------
from any Governmental Authority of any violations (including environmental) of any Legal Requirements nor does the Contributor have knowledge that any such Governmental Authority contemplates the issuance thereof. To the Contributor's knowledge, except as disclosed adjacent to its name on Schedule 4.1(h), there
                                                       ---------------
are no outstanding orders, judgments, injunctions, decrees or writ of any Governmental Authority against or involving the Contributor or its Real Property, which individually or in the aggregate, would have a Material Adverse Effect on the Contributor.

          (i) Solvency.  The Contributor has been and will be solvent at all
              --------
times prior to and immediately following the transactions provided for in this Agreement. There does not exist in effect with respect to the Contributor (i) any general assignment for the benefit of creditors, (ii) any voluntary petition in bankruptcy, (iii) any involuntary petition filed by the creditors of the Contributor, (iv) any appointment of a receiver to take possession of all, or substantially all, of the assets of the Contributor, (v) any attachment or other judicial seizure of all, or substantially all, of the assets of the Contributor,
(vi) any admission in writing of the inability of the Contributor to pay its debts as they come due or (vii) any offer of settlement, extension or composition to the creditors generally.

          (j) Title to Personal Property.  Except as set forth adjacent to its
              --------------------------
name on Schedule 4.1(j), the Contributor's Personal Property will be owned by
        ---------------
the Contributor free and clear of any conditional bills of sale, chattel mortgages, security agreements or financing statements or other security interests of any kind, other than liens securing any of the Assumed Loans.

          (k) Insurance/Casualty Losses.  The Contributor has not received
              -------------------------
written notice of any outstanding requirements or recommendations by (i) any insurance company currently insuring its Real Estate Property, (ii) any board of fire underwriters or other body exercising similar functions or (iii) the holder of any Assumed Loan encumbering any of its Real Estate Property, which in any case require or recommend any repairs or work to be done on its Real Estate Property of a material nature. There has been no damage to any portion of the Contributor's Real Estate Property caused by fire or casualty which has not been fully repaired or restored.

          (l) Property Financials; Absence of Undisclosed Liabilities.
              -------------------------------------------------------

              (i) The operating statements of the Contributor representing the results of operations of the Contributor (excluding only those operations and assets not contemplated to be contributed to the Operating Company pursuant to this Agreement) including the results of operations of the Real Estate Property owned by the Contributor which have been provided to the Transferee (the "PROPERTY FINANCIALS"), fairly present the operating results of the Contributor and its Real Estate Property, in each case in accordance with accounting practices applied on a basis consistent with the historical operating statements of the Contributor (except as otherwise indicated thereon or in the notes thereto). The Property Financials for the period ended June 30, 1997 are subject to normal year-end adjustments.

             (ii) The Contributor has no liability, indebtedness, obligation, commitment, expense, claim, or guarantee of any type ("LIABILITY"), including, without limitation, any Liability to the person or entity from whom or which the Contributor acquired any of its Real Estate Property, except (aa) Permitted Encumbrances, (bb) prepaid rents, (cc) refundable security deposits, (dd) Assumed Loans, and (ee) obligations to be repaid in full by the Contributor at or prior to the Closing.

          (m) Validity of Assumed Loan Documents.  All documents, instruments
              ----------------------------------
and agreements evidencing, governing, securing and guaranteeing the Assumed Loans which relate to the Real Property owned by the Contributor of (the "ASSUMED LOAN DOCUMENTS"), are in full force and effect, and the Contributor has not received written notice from the holder of any such Assumed Loan, nor does it otherwise have knowledge, of any default or event of default thereunder.

          (n) Taxes.  The Contributor and each of its respective predecessors
              -----
have paid on a timely basis all material Taxes for which the Company or the Operating Company could be held liable or in respect of which a claim may be made against the Contributor's Real Estate Property and have timely filed (after giving effect to any filing extension properly granted by a Governmental Authority having authority to do so) all material returns and reports required to be filed with respect to the ownership and operation of its Real Property and for which the Operating Company could be held liable or a claim made against such Real Property. The returns and reports were and are accurate and complete in all material respects. Except as set forth adjacent to the Contributor's name on Schedule 4.1(n), there are no audits or other proceedings by any
        ---------------
Governmental Authority pending or, to the Contributor's knowledge, threatened with respect to Taxes resulting from the ownership and operation of its Real Estate Property for which the Operating Company could be held liable or against which a claim could be made and no agreement extending the period for assessment and collection has been executed with respect thereto.

          (o) Restrictions on Sale; Legend.  The Contributor hereby acknowledges
              ----------------------------
that the Equity Securities are being issued and sold in a transaction not involving any public offering within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and that the Equity Securities have not been registered under the Securities Act. Except for any distributions of Equity Securities to the Distributees and without prejudice to the Contributor's and its Distributees' rights at all times to sell or otherwise dispose of all or any part of the Equity Securities pursuant to an effective Registration Statement under the Securities Act or under an exemption from registration available under the Securities Act, the Contributor hereby agrees not to offer, sell, transfer or otherwise dispose of any of the Equity Securities it is issued pursuant to this Agreement in the absence of registration unless the Contributor delivers to the Company and the Operating Company an opinion of a lawyer experienced in securities matters and reasonably satisfactory to the Company and the Operating Company, in form and substance reasonably satisfactory to the Company and the Operating Company, to the effect that the proposed sale, transfer or other disposition may be effected without registration under the Securities Act and under applicable state securities or "blue sky" laws. The Contributor hereby further acknowledges that each certificate representing the Equity Securities shall bear a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY AND THE OPERATING COMPANY HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND THE OPERATING COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND THE OPERATING COMPANY, TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS."

The provisions of this Section 4.1(o) shall survive the Closing.
                       --------------
          (p) Accredited Investor; Investment Intent.  The Contributor and each
              --------------------------------------
of its Distributees is an "accredited investor" as defined in Regulation D promulgated under the

Securities Act. Any Equity Securities acquired by the Contributor or its Distributees will be so acquired for the Contributor's and its Distributees' own accounts for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, in violation of the Securities Act or state securities or "blue sky" laws, without prejudice, however, to the Contributor's and its Distributees' rights at all times to sell or otherwise dispose of all or any part of the Equity Securities pursuant to an effective registration statement under the Securities Act or under an exemption from registration available under the Securities Act. The provisions of this
Section 4.1(p) shall survive the Closing.
--------------

          (q) Employees. The Contributor does not have any employees.  The
              ---------
provisions of this Section 4.1(q) shall survive the Closing.
                   --------------

          (r) Tax Exempt Bonds.  No modifications of any tax exempt bonds or
              ----------------
other tax exempt indebtedness relating to any Property have been made during the six (6) month period ending on the Effective Date.

          Section 4.2. Definition of Knowledge. As used in this Agreement, the terms to the "CONTRIBUTOR'S KNOWLEDGE" or "KNOWLEDGE OF THE CONTRIBUTOR" shall mean only the current actual knowledge of the persons listed on Schedule 4.2
                                                                ------------
after consultation with the district manager with oversight responsibilities for the Real Estate Property that is the subject of the representation being made concerning the subject matter of the representation being made. As used herein, the term "CURRENT ACTUAL KNOWLEDGE" shall mean only the actual, current, conscious (and not constructive, imputed or implied) knowledge of such designees, and does not include constructive, imputed or implied knowledge of any partner or agent of any Contributor other than such designees. Anything herein to the contrary notwithstanding, none of the persons listed on Schedule
                                                                      --------
4.2 shall have any personal liability or obligation whatsoever with respect to
---
any of the matters set forth in this Agreement or any of the representations made by the Contributor being or becoming untrue, inaccurate or incomplete in any respect.

ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE OPERATING COMPANY.

    Section 5.1. Operating Representations and Warranties. In order to
                 ----------------------------------------
induce the Contributors and the Contributing Partners to enter into this Agreement and to perform their respective obligations hereunder, the Company and the Operating Company hereby jointly and severally warrant and represent the following:

             (a) Organization, Good Standing and Corporate Power of the Company.
                 --------------------------------------------------------------
The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, is duly authorized to transact business under the laws of any state in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect on the Company, has all requisite corporate power and authority to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by it hereunder, and to perform its obligations hereunder and thereunder in accordance with the terms and conditions hereof and thereof. The Board of Directors of the Company has approved this Agreement and the transactions contemplated hereby.

          (b) Organization, Good Standing and Corporate Power of the Operating
              ----------------------------------------------------------------
Company.  The Operating Company is a limited liability company duly organized
-------
and validly existing under the laws of the State of Delaware, is duly authorized to transact business under the laws of any state in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect on the Operating Company, has all requisite corporate power and authority to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by it hereunder, and to perform its obligations hereunder and thereunder in accordance with the terms and conditions hereof and thereof.

          (c) Authorization; No Violation.  Assuming the due and valid
              ---------------------------
authorization, execution and delivery of this Agreement by the Contributors, the Contributing Partners and the Assignors, this Agreement and the other agreements and documents to be executed and delivered by each of the Company and the Operating Company hereunder, when duly executed and delivered, will be the legal, valid and binding obligation of each of the Company and the Operating Company, enforceable against the Company and the Operating Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights and general principles of equity. The performance by each of the Company and the Operating Company of its respective duties and obligations under this Agreement and the documents and instruments to be executed and delivered by each of them hereunder will not (i) conflict with, or result in a breach of, or default under, any provision of any of the organizational documents of either of the Company or the Operating Company or any agreements, instruments, decrees, judgments, injunctions, orders, writs, laws, rules or regulations, or any determination or award of any court or arbitrator, to which either of the Company or the Operating Company is a party or by which the assets of either are or may be bound, except for any of the foregoing matters that, individually or in the aggregate, would not have a Material Adverse Effect on the Company or the Operating Company, or (ii) require any consent, approval or authorization of, or declaration, filing or registration with, any domestic governmental or regulatory authority or other person or entity, except for customary disclosure filings (which do not include any solicitation of shareholder approval) with the Securities and Exchange Commission (the "SEC"), the SEC filings required under
Section 7.10, listing applications with the New York Stock Exchange, the consent
------------
of the lender under the terms of the Company's unsecured long-term debt, and state "Blue Sky" filings and except where the failure to obtain such consent, approval or authorization of, or filing or registration with, any governmental or regulatory authority or other person or entity would not have a Material Adverse Effect on the Company or the Operating Company.

          (d) No Shareholder Approval Required.  The approval of the Company's
              --------------------------------
shareholders of the transactions contemplated by this Agreement is not a prerequisite to the Company's corporate power to execute and deliver this Agreement or any other documents and instruments to be executed and delivered by it hereunder or to perform its obligations hereunder and thereunder, including, without limitation, the issuance of the Equity Securities.

          (e) Equity Securities.  The Equity Securities to be issued to the TCR
              -----------------
Representatives are or prior to the Closing will be duly authorized and, when issued by the Transferee, will be, in the case of Units, validly issued under the terms of the LLC Agreement and, in the case of the Shares, fully paid and non-assessable, free and clear of any mortgage, pledge, lien, encumbrance, security interest, claim or rights of interest of any third party of any nature whatsoever, other than restrictions under federal and applicable state securities laws. The Shares to be issued by the Company, including those issued upon exchange of the Units, are, or prior to the Closing will be, reserved for future listing with the New York Stock Exchange prior to the date of issuance, and, upon such issuance, will be fully paid and non-assessable, free and clear of any mortgage, pledge, lien, encumbrance, security interest, claim or rights of interest of any third party of any nature whatsoever.

          (f) SEC Documents.  The Company has caused to be delivered to the TCR
              -------------
Representatives copies of the Company's Annual Reports on Form 10-K for the years ended December 31, 1995 and 1996 as filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997 and June 30, 1997 as filed with the SEC pursuant to the Exchange Act, all current reports on Form 8-K (if any) filed with the SEC pursuant to the Exchange Act subsequent to December 31, 1996 and the Company's Prospectus Supplement dated May 8, 1997 as filed with the SEC pursuant to Rule 424(b) under the Securities Act (collectively, the "SEC DOCUMENTS"). The Company will cause to be delivered to the TCR Representatives copies of such additional documents as may be filed by the Company with the SEC pursuant to the Securities Act or the Exchange Act between the Effective Date and the Closing Date. The SEC Documents were, and those additional documents filed between the Effective Date and the Closing Date will be, (i) prepared and filed in material compliance with the rules and regulations promulgated by the SEC and applicable to such SEC Documents, (ii) did not and will not, as of their respective dates, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein in order to make the statements contained therein, in light of the circumstances under which they were made or will be made, not misleading (except to the extent such statements have been modified by subsequently filed SEC Documents), and (iii) include all the documents (other than preliminary material) that the Company was required to file with the SEC since December 31, 1996.

          (g) Financial Statements. The consolidated financial statements
              --------------------
included in the SEC Documents have been prepared in accordance with generally accepted accounting procedures ("GAAP") applied on a consistent basis during the period involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by applicable rules and regulations of the SEC) and present fairly (subject, in the case of the unaudited statements, to normal year-end audit adjustments) the consolidated financial position of the Company and its consolidated Subsidiaries at the dates thereof and the consolidated results of operations and cash flows for the periods then ended. For purposes of this Agreement, the terms "SUBSIDIARY" and "SUBSIDIARIES" shall mean (i) any entity of which the Company (or other specified entity) shall own directly or indirectly through a subsidiary, a nominee arrangement or otherwise
(x) at least a majority of the outstanding capital stock (or other shares of beneficial interest) or (y) at least a majority of the partnership, joint venture or similar interests, and (ii) any entity in which the Company (or other specified entity) is a general partner or joint partner, including, without limitation, the Operating Company.

          (h) No Litigation.  Except as covered by insurance, there is no
              -------------
action, suit, claim, investigation or proceeding, whether legal or administrative or in mediation or arbitration, pending or, to the Company's and the Operating Company's knowledge, threatened, at law or in equity, against either of the Company or the Operating Company before or by any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality which would prevent either of the Company or the Operating Company from performing its respective obligations pursuant to this Agreement or which, if determined adversely, would have a Material Adverse Effect on either the Company or the Operating Company. There are no judgments, decrees or orders entered on a suit or proceeding against the Company or the Operating Company, an adverse decision with respect to which might, or which judgment, decree or order does, adversely affect the Company's or the Operating Company's ability to perform its respective obligations pursuant to, or the Contributors', the Contributing Partners' and the Assignors' rights under, this Agreement, or which seeks to restrain, prohibit, invalidate, set aside, rescind, prevent or make unlawful this Agreement or the performance of this Agreement or the transactions contemplated hereby.

          (i) Subsidiaries.  Except as set forth on Schedule 5.1(i), the
              ------------                          ---------------
Transferee has no Subsidiaries nor any interest or investment in any partnership, trust or other entity or organization. Each Subsidiary of the Transferee listed on Schedule 5.1(i) has been or will be duly organized, is
                     ---------------
validly existing and in good standing under the laws of the jurisdiction in which it was organized, has the power and authority to own its properties and to conduct its business and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction under the laws of any state in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect on the Operating Company, the Company or such Subsidiary. All of the outstanding equity or other participating interests of each Subsidiary listed on
Schedule 5.1(i) have been duly authorized and validly issued, are fully paid and
---------------
non-assessable.

          (j) Absence of Certain Changes or Events.  Except as disclosed in the
              ------------------------------------
SEC Documents filed with the SEC prior to the Effective Date or on Schedule
                                                                   --------
5.1(j), since June 30, 1997, the Company, the Operating Company and each of
------
their respective Subsidiaries has conducted its business only in the ordinary course of such business (taking into account prior practices, including the acquisition and disposition of properties and the issuance of securities), and there has not been any change, circumstance or event that has resulted in a Material Adverse Effect on the business, properties, results of operations or financial condition of the Company, the Operating Company and their Subsidiaries, taken as a whole.

               (k)  Capital Structure.
                    -----------------

                    (i) As of September 18, 1997: (A) the authorized capital stock of the Company consisted of 100,000,000 shares of Common Stock, par value $0.01 per share, and 10,000,000 shares of Preferred Stock, par value $0.01 per share; (B) the issued and outstanding shares of capital stock of the Company consisted of 37,027,491 shares of Common Stock (excluding 2,612,141 shares of Common Stock reserved for issuance under the Company's stock option and dividend reinvestment plans); and (C) all the outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and non-assessable. There has been no material change in the number of shares of capital stock outstanding or reserved for issuance between September 18, 1997 and the Effective Date or the Closing Date.

                    (ii) As of the second Business Day immediately preceding the Effective Date no Units were outstanding.

                    (iii) Except for the Units, shares reserved for issuance under any stock option or dividend reinvestment plan and the conversion or exchange rights which attach to warrants and convertible securities which are listed on Schedule 5.1(k)(iii), there are no shares of Common Stock or any other
          --------------------
equity security of the Company issuable upon conversion or exchange of any security of the Company or the Operating Company or any Subsidiary of either of them. No shareholder of the Company is entitled to any preemptive or similar rights to subscribe for shares of capital stock of the Company.

               (l)  Taxes.
                    -----
                    (i) The Company and each of its Subsidiaries has (A) filed all Tax returns and reports required to be filed by it (after giving effect to any filing extension properly granted by a Governmental Authority having authority to do so) and all such returns and reports are accurate and complete in all material respects; and (B) paid (or the Company has paid on its behalf) all Taxes shown on such returns and reports as required to be paid by it, and the most recent financial statements contained in the SEC Documents reflect an adequate reserve for all material Taxes payable by the Company (and by those Subsidiaries whose financial statements are contained therein) for all taxable periods and portions thereof through the date of such financial statements. Since December 31, 1996, the Company has incurred no liability for Taxes under Sections 857(b), 860(c) or 4981 of the Internal Revenue Code of 1986, as amended (the "CODE"), and neither the Company nor any of its Subsidiaries has incurred any material liability for Taxes other than in the ordinary course of business. To the Company's knowledge, no event has occurred, and no condition or circumstance exists, which presents a material risk that any Tax described in the preceding sentence will be imposed upon the Company. Except as set forth on
Schedule 5.1(l)(i), to the Company's knowledge no deficiency for any Taxes has
------------------
been proposed, asserted or assessed against the Company or any of its Subsidiaries, and no requests for waivers of the time to assess any such Taxes are pending.

                    (ii) The Company (A) for all taxable years commencing with 1992 through December 31, 1996, has been subject to taxation as a REIT within the meaning of the Code and has satisfied all requirements to qualify as a REIT for such years, (B) has operated, and intends to continue to operate, in such a manner as to qualify as a REIT for the tax year ending December 31, 1997, and
(C) has not taken or omitted to take any action which would reasonably be expected to result in a challenge to its status as a REIT, and to the Company's knowledge, no such challenge is pending or threatened. Each Subsidiary which is a partnership, joint venture or limited liability company has been treated during and since 1993 and continues to be treated for federal income tax purposes as a partnership and not as a corporation or as an association taxable as a corporation. Except for any subsidiaries of the Company to be formed prior to the Closing Date to facilitate the assignment of certain of the Assigned Property as contemplated by this Agreement, each Subsidiary which is a corporation for federal income tax purposes and with respect to which all of the outstanding capital stock is owned solely by the Company (or solely by a Subsidiary that is a corporation wholly owned by the Company) is a "qualified REIT subsidiary" as defined in section 856(i) of the Code. Neither the Company nor any of its Subsidiaries holds any asset (x) the disposition of which would be subject to rules similar to Section 1374 of the Code as a result of an election under IRS Notice 88-19 or (y) that is subject to a consent filed pursuant to Section 341(f) of the Code and the regulations thereunder.

          (m) No Default.  Neither the Company nor  the Operating Company nor
              ----------
any of their respective Subsidiaries is in default under, or in violation of, any provision of its organizational documents.

          (n) Solvency.  There is not in effect with respect to either the
              --------
Company or the Operating Company, nor has the Company or the Operating Company made (i) any general assignment for the benefit of creditors, (ii) any voluntary petition in bankruptcy, (iii) any involuntary petition in bankruptcy, (iv) any appointment of a receiver to take possession of all, or substantially all, of the Company's or the Operating Company's assets, (v) any attachment or other judicial seizure of all, or substantially all, of the Company's or the Operating Company's assets, (vi) any admission in writing of its inability to pay its debts as they come due or (vii) any offer of settlement, extension or composition to its creditors generally.

          (o) No Restrictions on Equity Securities.  Except for the LLC
              ------------------------------------
Agreement, this Agreement and as set forth on Schedule 5.1(o), there are no
                                              ---------------
shareholders' agreements, partners' agreements, voting trust agreements or other restrictive agreements relating to the sale or voting of the Units or the Shares.

          (p) Debt Instruments.  Neither the Transferee nor any of its
              ----------------
Subsidiaries is in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice or both would cause such a violation of or default under) any material loan or credit agreement, note, bond, mortgage, indenture, lease, permit, concession, franchise, license or any other material contract, agreement, arrangement or understanding, to which it is a party or by which it or any of its properties or assets is bound, except as set forth on Schedule 5.1(p) and except for
                                        ---------------
violations or defaults that would not, individually or in the aggregate, result in a Material Adverse Effect.

          (q) Treatment as a Partnership.  The Operating Company is a
              --------------------------
partnership for federal and state and local income tax purposes.

          Section 5.2.  Definition of Knowledge. As used in this Agreement, the
                        -----------------------
terms "COMPANY'S KNOWLEDGE" or "OPERATING COMPANY'S KNOWLEDGE" or "KNOWLEDGE
OF THE COMPANY" or "KNOWLEDGE OF THE OPERATING COMPANY" shall mean only the "current actual knowledge" of the persons listed on Schedule 5.2. As used
                                                    ------------
herein, the term "CURRENT ACTUAL KNOWLEDGE" shall mean only the actual, current, conscious (and not constructive, imputed or
implied) knowledge of such designees, and current actual knowledge does not include constructive, imputed or implied knowledge of any employee, agent or other representative of the Company or the Operating Company other than such designees. Anything herein to the contrary notwithstanding, none of the persons listed on Schedule 5.2 shall have any personal liability or obligation
          -----------
whatsoever with respect to any of the matters set forth in this Agreement or any of the representations made by the Company or the Operating Company being or becoming untrue, inaccurate or incomplete in any respect.

ARTICLE 6.  REPRESENTATIONS AND WARRANTIES OF THE ASSIGNORS.

          Section 6.1.  Operating Representations and Warranties. In order to
                        ----------------------------------------
induce the Company and the Operating Company to enter into this Agreement and to perform their respective obligations hereunder, each Assignor hereby severally warrants and represents with respect to itself and its Assigned Property the following:

          (a) Organization, Good Standing and Corporate/Partnership Power.  The
              -----------------------------------------------------------
Assignor is a corporation, a general or limited partnership or a limited liability company, duly formed and validly existing under the laws of the jurisdiction in which it was organized, is duly authorized to transact business under the laws of each state in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect on such Assignor, has all requisite, corporate or partnership power and authority to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by it hereunder, and to perform its obligations hereunder and thereunder in accordance with the terms and conditions hereof and thereof.

          (b) Authorization; No Violation.  Assuming the due and valid
              ---------------------------
authorization, execution and delivery of this Agreement by the Transferee, this Agreement, and the other agreements and documents to be executed by the Assignor hereunder, will be the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium or similar laws relating to creditors' rights and general principles of equity. The performance by the Assignor, as applicable, of its duties and obligations under this Agreement and the documents and instruments to be executed and delivered by it hereunder will not (i) conflict with, or result in a breach of, or default under, any provision of any of the organizational documents of the Assignor or any agreement, instrument, decree, judgment, injunction, order, writ, law, rule or regulation, or any determination or award of any court or arbitrator, to which the Assignor is a party or by which its assets are or may be bound, except for any of the foregoing matters that, individually or in the aggregate, would not have a Material Adverse Effect on the Assignor, or (ii) require any consent, approval or authorization of, or declaration, filing or registration with, any domestic governmental or regulatory authority or any other person or entity except as set forth under the Assignor's name on Schedule 6.1(b) and except
                                                 ---------------
where the failure to obtain any such consent, approval or authorization of, or filing or registration with, any governmental or regulatory authority or other person or entity would not have a Material Adverse Effect on the Assignor.

          (c) Title to Office Personal Property.  All of the Assignor's Office
              ---------------------------------
Personal Property, if any, is owned by the Assignor free and clear of any conditional bills of sale, chattel mortgages, security agreements or financing statements or other security interests of any kind.

          (d) Validity of Office Leases.  All Office Leases of which the
              -------------------------
Assignor is a party are in full force and effect without any material default or claim of material default by any party thereto.

          (e) Validity of Contracts to be Assigned.  All of the Land Acquisition
              ------------------------------------
Contracts, the Management Contracts and the Construction Contracts of which the Assignor is a party are in full force and effect without, to the Assignor's knowledge, any material default or claim of material default by any party thereto, excluding those Management Contracts that have been terminated in the ordinary course of business.

          (f) Restrictions on Sale; Legend.  The Assignor hereby acknowledges
              ----------------------------
that the Equity Securities are being issued and sold in a transaction not involving any public offering within the meaning of the Securities Act and that the Equity Securities have not been registered under the Securities Act. Except for any distributions of Equity Securities to the Distributees and without prejudice to the Assignor's and its Distributees' rights at all times to sell or otherwise dispose of all or any part of the Equity Securities pursuant to an effective Registration Statement under the Securities Act or under an exemption from registration available under the Securities Act, the Assignor hereby agrees not to offer, sell, transfer or otherwise dispose of any of the Equity Securities it is issued pursuant to this Agreement in the absence of registration unless the Assignor delivers to the Company and the Operating Company an opinion of a lawyer experienced in securities matters and reasonably satisfactory to the Company and the Operating Company, in form and substance reasonably satisfactory to the Company and the Operating Company, to the effect that the proposed sale, transfer or other disposition may be effected without registration under the Securities Act and under applicable state securities or "blue sky" laws. The Assignor hereby further acknowledges that each certificate representing the Equity Securities shall bear a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY AND THE OPERATING COMPANY HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND THE OPERATING COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND THE OPERATING COMPANY, TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS."

The provisions of this Section 6.1(f) shall survive the Closing.
                       --------------

          (g) Accredited Investor; Investment Intent.  The Assignor is an
              --------------------------------------
"accredited investor" as defined in Regulation D promulgated under the Securities Act. Any Equity Securities acquired by the Assignor will be so acquired for the Assignor's own account for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, in violation of the Securities Act or state securities or "blue sky" laws, without prejudice, however, to the Assignor's right at all times to sell or otherwise dispose of all or any part of the Equity Securities pursuant to an effective registration statement under the Securities Act or under an exemption from registration available under the Securities Act. The provisions of this
Section 6.1(g) shall survive the Closing.
--------------

ARTICLE 7.  COVENANTS.

          Section 7.1.  Conduct of the Business of the Contributors and the
                        ---------------------------------------------------
Assignors. The Contributors, the Contributing Partners and the Assignors
---------
severally, and not jointly, covenant and agree that between the Effective Date and the Closing Date, unless the Transferee has consented in writing to any other act or omission (such consent not to be unreasonably withheld, conditioned or delayed), they shall perform or observe the following with respect to the Property for which such party is responsible for conveying pursuant to this
Agreement:

          (a) Each Contributor will, or the Contributing Partners of each Contributor will cause it to, operate and maintain its Real Estate Property in the ordinary course of business and in compliance with all Legal Requirements and use reasonable efforts to preserve for the Operating Company the relationships of such Contributor's Tenants, suppliers, managers, employees and others having on-going relationships with the Real Estate Property. The Contributor and the Contributing Partners of such Contributor will not defer taking any actions or spending any of its funds (including, without limitation, the expenditures of funds for capital improvements), or otherwise manage the Property differently, due to the transactions contemplated by this Agreement; provided, that no Contributor or Contributing Partners shall incur indebtedness
--------
for borrowed money other than borrowings which are used to finance the construction of Improvements.

          (b) No Contributor, nor any of the Contributing Partners of the Contributor, will renew, extend or modify any of its Service Contracts except in the ordinary course of its business and unless any such Service Contract so renewed, extended or modified grants to the Contributor and its successors and assigns a right to terminate on thirty (30) days' notice with no material cost to exercise such right.

          (c) Each Assignor shall comply with all material terms, covenants and conditions of its respective Management Contracts and Construction Contracts. The termination of any Management Contract in the ordinary course of business shall not be a violation of this covenant under any circumstance and it shall not have any effect on Net Value so long as the sum of the estimated annual revenue specified on Schedule 1.6(a) hereof for each of the Management Contracts
                     ---------------
so terminated (reduced by the estimated annual revenue from Management Contracts entered into subsequent to the date hereof) (the "CONTRACT REVENUE REDUCTION") does not exceed $495,600 (which represents 15% of the aggregate amount of the estimated annual revenue for all Management Contracts specified on Schedule
                                                                   --------
1.6(a)).  Otherwise, the Net Value shall be
-------
reduced pursuant to Section 2.1(b) by the amount by which the Contract Revenue
                    --------------
Reduction exceeds $495,600.

          (d) No Contributor, nor any of the Contributing Partners of the Contributor, shall remove any Personal Property located in or on its Real Property, except as may be required for repair and replacement or discarded in the ordinary course of business. All replacements shall be free and clear of liens and encumbrances except to the extent the original Personal Property was so encumbered and shall be of quality at least equal to the replaced items and shall be deemed included in Personal Property to be contributed pursuant to this Agreement, without cost or expense to the Operating Company, other than as expressly provided herein.

          (e) Each Contributor and the Contributing Partners of the Contributor shall, upon request of the Transferee at any time after the Effective Date, assist the Transferee in its preparation of audited statements of income and expense and such other documentation as the Transferee may reasonably request, covering the period of the Contributor's ownership of its Real Property.

          (f) Each Contributor and each Assignor, as applicable, will make all required payments within any applicable grace period under any indebtedness secured by a lien on its Real Property, including, without limitation, the Assumed Loans, and will comply with all material terms, covenants and conditions under any such indebtedness and under the Office Leases, the leases on personal property and the Service Contracts. Each Contributor will pay all other accounts payable, including trade debt, when due in accordance with its past business practices.

          (g) Except for the Permitted Encumbrances and as permitted by Section
                                                                        -------
3.2, no Contributor shall cause or permit its Real Property, or any interest
---
therein, to be alienated, mortgaged, licensed, encumbered or otherwise be transferred.

          (h) Each Contributor will maintain and keep in full force and effect the hazard, liability and casualty insurance it is currently maintaining with respect to its Real Property.

          (i) Each Contributor shall promptly give the Transferee written notice of, and promptly deliver to the Transferee, a true and complete copy of any written notice such Contributor may receive, on or before the Closing Date, from any Governmental Authority concerning a violation of any applicable Legal Requirements pertaining to its Real Estate Property or of any written notice of default from the holder of any Assumed Loan.

          (j) Each Contributor which is the owner of a Development Property shall diligently prosecute all work in progress in connection with construction of such Development Property in a good and workmanlike manner and in accordance with all applicable Legal Requirements and all documents and instruments governing or relating to such construction.

          (k) With respect to the raw land that is the subject of any Land Acquisition Contract, neither the Assignor nor any other TCR Party or TCR-affiliated entity shall make any individual expenditure or commitment for an individual expenditure in excess of $10,000 or make aggregate expenditures or commitments for aggregate expenditures in a total amount in excess of

$50,000 without the prior written consent of the Company (which consent may be withheld in the Company's reasonable discretion).

          (l) Except for actions taken in the ordinary course of business or in connection with the transactions contemplated by this Agreement (including, without limitation, one time compensation benefits related hereto), none of the TCR-affiliated entities shall increase the compensation or benefits paid to any of the Rehired Employees or adopt, enter into, amend or terminate any employment, consulting, termination, severance or retention agreement to which a Rehired Employee is a party.

          (m) Each Contributor will obtain all consents from third parties necessary for the Contributor or the Contributing Partner of the Contributor, as the case may be, to consummate the transactions provided for herein.

          (n) All sums that become due and payable pursuant to the Service Contracts between the Effective Date and the Closing Date shall be fully paid by the Contributor within customary time periods.

          (o) No modifications will be made to the terms of any tax exempt bonds or other tax exempt indebtedness relating to any Property.

          Section 7.2.  Conduct of the Business of the Transferee. The Company
                        -----------------------------------------
and the Operating Company covenant and agree that between the Effective Date and the Closing Date, unless the TCR Representatives have consented in writing to any other act or omission (such consent not to be unreasonably withheld, conditioned or delayed) and except as described in Schedule 7.2, the Company
                                                   ------------
and the Operating Company shall perform or observe the following:

          (a) The Company and the Operating Company shall, and shall cause each of their respective Subsidiaries and affiliates to, conduct their operations according to their usual, regular and ordinary course in substantially the same manner as heretofore conducted, which may include the acquisition of properties and/or portfolios of properties consistent with past practices; provided,
                                                                --------
however, that, without limiting the generality of the foregoing, the Company and
-------
the Operating Company shall be permitted to bid on and purchase the business and/or assets of Trammell Crow Residential Company located in the Pacific Northwest; and provided further that the acquisition of a portfolio of
               ----------------
properties (alone or in conjunction with the making of one or more property secured loans referenced in Section 7.2(f)) with an aggregate value in excess of
                            --------------
$50,000,000 shall not be considered to be the conduct of business in the ordinary course.

          (b) Neither the Company nor the Operating Company shall amend its respective articles of incorporation, bylaws, partnership agreement or other charter document, except as contemplated by this Agreement.

          (c) Neither the Company nor the Operating Company shall, except pursuant to the exercise of options, warrants, conversion rights and other contractual rights or pursuant to existing dividend reinvestment, stock purchase or other similar plans (or as otherwise required by this Agreement), issue any partnership units or interests or shares of its capital stock or effect any stock split, reverse stock split, stock dividend, recapitalization or similar transaction.

          (d) Neither the Company nor the Operating Company shall (i) declare, set aside or pay any dividend or make any other distribution or payment with respect to any shares of its capital stock (other than quarterly dividends paid by the Company in the ordinary course of business or as required to maintain its REIT qualification) or (ii) directly or indirectly redeem, purchase or otherwise acquire any shares of its capital stock or the capital stock of any of its affiliates in an aggregate amount in excess of $1,000,000 or make any commitments for any such action, except for the repurchase of stock from employees upon termination of employment or pursuant to the Company's existing stock option plan.

          (e) Neither the Company nor the Operating Company shall, and shall not permit any of its respective Subsidiaries or their respective affiliates to, sell or otherwise dispose of, except in the ordinary course or business, any of their assets that are material individually or in the aggregate to the Company, the Operating Company and their respective Subsidiaries, taken as a whole, except to the extent disclosed in writing by the Company at or prior to the Effective Date.

          (f) Neither the Company nor the Operating Company shall, and shall not permit any of its respective Subsidiaries or affiliates to, make, in amounts that are in the aggregate material to the Company or the Operating Company any loans, advances or capital contributions to, or investments in, any unaffiliated third party other than contemplated by this Agreement or in the ordinary course of the Transferee's business consistent with past practice, which may include the making of property secured loans consistent with past practices; provided
                                                                     --------
that the making of one or a number of related property secured loans (alone or in conjunction with the acquisition of properties and/or portfolios of properties referenced in Section 7.2(a)) with an aggregate value in excess of
                         --------------
$50,000,000 shall not be considered to be the conduct of business in the ordinary course.

          (g) Neither the Company nor the Operating Company shall make any tax election (unless required by law or necessary to preserve the Company's status as a REIT or the status of the Operating Company or of any other Subsidiary as a partnership for federal income tax purposes).

          (h) Neither the Company nor the Operating Company shall (i) change in any material manner any of its methods, principles or practices of accounting in effect at the Effective Date, or (ii) make or rescind any express or deemed election relating to Taxes, settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, except in the case of settlements or compromises relating to Taxes on real property in an amount not to exceed, individually or in the aggregate, $100,000, or change any of its methods of reporting income or deductions for federal income tax purposes from those employed in preparation of its federal income tax return for the most recently completed taxable year except, in the case of clause (i), as may be required by the SEC, applicable law or GAAP.

          (i) Neither the Company nor the Operating Company shall, except as provided in this Agreement, adopt any new employee benefit plan, incentive plan, severance plan, stock option or similar plan or amend any existing plan or rights, except for such changes as are necessary to accommodate the consummation of the transactions contemplated herein or are required by law and except for changes in benefit plans affecting primarily property-level employees currently contemplated by the Company.

          (j) Neither the Company nor the Operating Company shall enter into or amend or otherwise modify any agreement or arrangement with persons that are affiliates or, as of the Effective Date, are executive officers or directors of the Company or any Subsidiary.

          (k) Neither the Company nor the Operating Company shall, and shall not permit any of its respective Subsidiaries or affiliates to, pay, discharge or satisfy any material amount of claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of the Company included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 or incurred in the ordinary course of business consistent with past practice, except any such payment, discharge or satisfaction that will not have a Material Adverse Effect on the Company or the Operating Company.

          (l) Neither the Company nor the Operating Company shall merge or consolidate with any person.

          (m) The Company will obtain the consent of the lender under the terms of the Company's unsecured long-term debt necessary for the Transferee to consummate the transactions provided for herein.

          Section 7.3.  LLC Agreement. The Company and each of the TCR Parties
                        -------------
that receives Units in connection with the transactions contemplated by this Agreement shall enter into the Limited Liability Company Agreement of the Operating Company, which shall contain such terms and conditions as are satisfactory to the Company and the TCR Representatives, including, without limitation, those terms set forth on Exhibit 7.3 (the "LLC AGREEMENT"). The
                                     -----------
Transferee shall provide a draft of the LLC Agreement to the TCR Representatives within ten (10) Business Days of the Effective Date.

          Section 7.4.  Information Statement. No less than fifteen (15) days
                        ---------------------
prior to the Closing Date, the Company will distribute to each of the Distributees an information statement (which, together with all supplements and amendments thereto, if any, is referred to herein as the "INFORMATION STATEMENT") containing certain information concerning the Company, the Operating Company and the Equity Securities. The TCR Representatives will cooperate with the Company in the preparation of the Information Statement and provide the Company with such information (including financial information) relating to the Property as the Company may request for purposes of preparing the Information Statement. Promptly upon their receipt of the Information Statement, the TCR Parties shall distribute the Information Statement (unless otherwise instructed by the Company) to each of the Distributees referred to in
Section 7.11 of this Agreement.
------------

          Section 7.5.  Good Faith Efforts. Each of the TCR Parties, on the
                        ------------------
one hand, and the Company and the Operating Company, on the other hand, shall act in good faith and shall not take, and shall use commercially reasonable efforts to cause its respective Subsidiaries, if any, to refrain from taking, any action that would result in (i) any of the representations and warranties of such party set forth in this Agreement that are qualified as to materiality becoming untrue, (ii) any of such representations and warranties that are not so qualified becoming untrue in any material respect or (iii) any of the conditions precedent to Closing set forth in Article 11 not being satisfied.
                                  ----------

          Section 7.6.  Good Faith Cooperation. Subject to the terms and
                        ----------------------
conditions herein provided, the parties to this Agreement shall (a) use their best efforts to cooperate with each other in (i) determining which filings are required to be made prior to the Closing Date with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Closing Date from Governmental Authorities, third party secured and unsecured lenders and rating agencies in connection with the execution and delivery of this Agreement and the transactions contemplated hereby, (ii) timely making all such filings and timely seeking all such consents, approvals, permits or authorizations and (iii) preparing such financial statements (including pro forma financial statements) as may be required by the Company or the Operating Company for incorporation in the Information Statement, any registration statement contemplated by Section 7.10 hereof, or any filing required to be made
                          ------------
with the SEC or as may otherwise be required to enable the Company to satisfy its obligations under applicable law or regulations; (b) use their best efforts to obtain in writing any consents required from third parties necessary to effectuate the transactions contemplated hereby; and (c) use their best efforts to take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement. If, at any time after the Closing Date, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers and directors and other duly authorized representatives of the parties hereto shall take all such necessary action.

          Section 7.7.  Public Announcements. The initial press release relating
                        --------------------
to this Agreement shall be a joint press release, approved by all the parties hereto and thereafter the parties shall, subject to their respective legal obligations (including requirements of stock exchanges and similar regulating bodies), consult with each other, and use reasonable efforts to agree upon the text of any press release, before issuing any such press release or otherwise making public statements with respect to the transactions contemplated hereby and in making any filing with any federal or state governmental or regulatory agency or with any national securities exchange with respect thereto.

          Section 7.8.  Government Filings. The Company shall use its best
                        ------------------
efforts to make, prior to the Closing Date, all necessary filings with all Governmental Authorities to carry out the transactions contemplated by this Agreement and will pay all expenses incident thereto.

          Section 7.9.  Listing of Shares. Within thirty (30) days following
                        -----------------
the Effective Date, the Company shall prepare and file with the New York Stock Exchange a listing application covering the Shares to be issued hereunder and upon exchange of the Units and shall use its best efforts to obtain, prior to the Closing Date, approval of the listing of such Shares, subject to official notice of issuance, which approval is a condition precedent to the obligations of the TCR Parties to consummate the transactions contemplated by this Agreement. The obligations of this Section 7.9 shall survive the Closing.
                                   -----------

          Section 7.10.  Registration of Shares. Within six (6) months
                         ----------------------
following the Closing Date, the Company shall cause to be filed with the SEC a shelf registration statement and related prospectus that comply in all material respects with applicable SEC rules providing for registration under the Securities Act of the offer and sale by the Investors (as defined in the Registration Rights Agreement) of the total number of Shares that the Investors would own if they were to convert all Units owned by them into Common Stock of the Company, and within ten (10) Business Days following the Closing Date, the Company shall cause to be filed with the SEC a shelf registration statement and related prospectus that comply in all material respects with applicable SEC rules providing for registration under the Securities Act of the offer and sale by the Investors of all Shares received hereunder. The Company shall use its best efforts to cause such registration statements to be declared effective by the SEC as soon as practicable and to keep such registration statements effective thereafter to the extent specified in the Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT") to be entered into on or prior to the Closing Date substantially in the form of Exhibit 7.10.
                                                 ------------

          Section 7.11.  Investor Representations. Each of the TCR Parties
                         ------------------------
covenants and agrees (a) to deliver a certificate to the Company and the Operating Company prior to or at the Closing certifying that it and each of the Distributees is (i) acquiring or receiving the Equity Securities for investment (for its own account or for accounts over which it exercises investment control), and not with a view to, or for offer or sale in connection with, any distribution thereof that would be in violation of the Securities Act, without prejudice, however, to the Distributee's right at all times to sell or otherwise dispose of all or any part of the Equity Securities pursuant to an effective registration statement under the Securities Act or under an exemption from registration available under the Securities Act, (ii) is knowledgeable, sophisticated and experienced in business and financial matters and fully understands the limitations on transfer of the Equity Securities, (iii) has received and reviewed a copy of the Information Statement, and (iv) is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act; and (b) that before any Equity Securities are distributed, either directly or indirectly, to a Distributee, the TCR Party initially receiving such Equity Securities from the Company or the Operating Company as contemplated by this Agreement will obtain from each Distributee (and deliver to the Company and the Operating Company a fully executed copy of) an acknowledgment to and agreement with the Company and/or the Operating Company in the form attached hereto as Exhibit 7.11 (the "DISTRIBUTEE AGREEMENT"); and
                            ------------
(c) the Equity Securities distributed to each Distributee will be so distributed to the Distributee in accordance with the interest of the Distributee in a Contributor, a Contributing Partner or any other entity owning, directly or indirectly, any interest in a Contributor or Contributing Partner. The provisions of this Section 7.11 shall survive the Closing.
                   ------------

          Section 7.12.  Time of Closing. Each of the parties hereto shall use
                         ---------------
its best efforts and act in good faith to take all actions necessary to consummate the transactions contemplated hereby on or prior to the Closing Date.

          Section 7.13.  Accommodations America. The Transferee shall offer
                         ----------------------
certain apartments for lease to Accommodations America, a TCR-affiliated entity, upon the terms set forth in Schedule 7.13 hereto and such other terms as shall
                            -------------
be mutually acceptable to Accommodations America and the Transferee (the "ACCOMMODATIONS AMERICA AGREEMENT").

          Section 7.14.  Additional Properties. The TCR Parties shall use
                         ---------------------
their best efforts both prior to the Closing Date and for a period of one year thereafter to obtain the necessary consents and to take such other reasonable actions to authorize and effect the conveyance to the Operating Company of the properties listed on Schedule 7.14 (the "ADDITIONAL PROPERTIES") upon the terms
                     -------------
and conditions set forth on Schedule 7.14 and shall engage the Company (or a
                            -------------
designated affiliate) to manage these properties for the period and upon the terms set forth on Schedule 7.14.
                   -------------

          Section 7.15.  No Solicitation. Except in connection with the
                         ---------------
reorganization of the ownership structure of the Partnership Interests of a Contributor among its current Partners and/or any TCR-affiliated entities to facilitate the transactions contemplated by this Agreement, none of the TCR Parties shall, nor shall any of their partners, shareholders, members, affiliates or representatives cause or permit the TCR Parties to, in each and any case directly or indirectly, enter into, solicit, initiate or continue any discussions or negotiations with, or encourage or respond to any inquires or proposals by, or participate in any negotiations with, or provide any information to, or otherwise cooperate in any other way with, any person or entity other than Transferee and its respective officers, directors and representatives, concerning any sale of all or a portion of the TCR Parties' assets, or any merger, consolidation, liquidation, dissolution or similar transaction involving any of the TCR Parties (each such transaction being referred to herein as a "PROPOSED ACQUISITION TRANSACTION"). None of the TCR Parties is currently engaged in discussions or negotiations with any person or entity other than the Transferee with respect to any Proposed Acquisition Transaction.

          Section 7.16.  Shareholder Approval of Share Issuances. At the next
                         ---------------------------------------
meeting of its shareholders, which shall be held prior to the first anniversary of the Closing Date, the Company agrees to solicit its shareholders' approval (but only if required by the provisions of Section 312.03 of the New York Stock Exchange Listed Company Manual) of the Company's issuance of a sufficient number of Shares to enable the Company to exchange all of the issued and outstanding Units that may be tendered for redemption on or after the first anniversary of the Closing Date for Shares (in lieu of redeeming any tendered Units for cash if the Company so elects) unless the Company shall have received the prior approval of the New York Stock Exchange as to the issuance of such Shares. In connection with this solicitation of shareholder approval, the Company's executive officers shall recommend that the shareholders' authorization of the proposed issuances of Shares is in the best interest of the Company. The provisions of this Section
                                                                         -------
7.16 shall survive the Closing.
----

          Section 7.17.  Termination of Management Agreements. Each Contributor
                         ------------------------------------
agrees that all management agreements, if any, relating to the Real Property listed adjacent to its name on

Schedule 1.1(a) shall be terminated prior to Closing, and such Contributor shall
---------------
deliver such Real Property unencumbered by any such management agreements.

          Section 7.18.  Prohibited Activities. During the one-year period
                         ---------------------
following the Closing, no Contributor, Contributing Partner or Assignor and no direct or indirect shareholder, partner, member or affiliate of a Contributor, Contributing Partner or Assignor, shall, directly or indirectly, engage in any negotiations with any party concerning the management of any property covered by a Management Contract or accept any offer to manage or enter into any agreement or arrangement to manage any property covered by a Management Contract.

ARTICLE 8.  INDEMNIFICATION.

          Section 8.1.  By the TCR Parties. The TCR Parties shall jointly and
                        ------------------
severally indemnify, save and hold harmless the Company, the Operating Company and their respective directors, officers, employees, agents, representatives and affiliates (each of which is a "TRANSFEREE INDEMNIFIED PARTY"), from and against any and all costs, losses (including, without limitation, diminution in value), taxes, liabilities, obligations, damages, lawsuits, deficiencies, claims, demands, and expenses (whether or not arising out of third-party claims), including, without limitation, interest, penalties, lost profits and other losses, attorneys' fees and all amounts paid in investigation, defense or settlement of any of the foregoing ("DAMAGES"), incurred in connection with, arising out of, resulting from or incident to (a) the inaccuracy of any representation made by, or the failure to comply with any agreement of any TCR Party set forth in Sections 4.1(o), 4.1(p) or 4.1(q) of this Agreement, Article
                   ---------------------------------                    -------
18 of this Agreement, Addendum A or any other provision of this Agreement that
--
survives the Closing or in the certificate or certificates delivered to the Transferee pursuant to Section 7.11 hereof, (b) the breach by a TCR Party of any
                       ------------
of its fiduciary duties (including duties of disclosure) to any other person or entity arising in connection with the transactions contemplated by this Agreement, or (c) any document filed or to be filed by or on behalf of any Contributor, Contributing Partner or any direct or indirect shareholder, partner, member or affiliate of a Contributor or Contributing Partner (the "COVERED CONTRIBUTOR PARTY") with any Governmental Authority or any other document prepared or distributed by or on behalf of any Covered Contributor Party in connection with the transactions contemplated hereby, including any document distributed in connection with the solicitation of consents to the consummation by the Contributor or the Contributing Partner of the transactions contemplated by this Agreement, (provided, however, that the foregoing shall not
                                 -----------------
apply to information supplied by the Company or the Operating Company in writing to the Covered Contributor Party specifically for inclusion or incorporation by reference in any such document or to any document prepared or filed by the Company or the Operating Company.)

          Section 8.2.  By the Transferee. Transferee shall indemnify and
                        -----------------
save and hold harmless each of the Contributors, the Contributing Partners and their respective directors, officers, employees, agents, representatives and affiliates (each of which is a "TCR INDEMNIFIED PARTY") from and against any and all Damages incurred in connection with, arising out of, resulting from or incident to (a) the inaccuracy of any representation made by, or the failure to comply with any agreement of, Transferee in Section 7.10 of this Agreement or in
                                            ------------
any other provision of this Agreement that survives the Closing, or (b) any untrue statement of a material fact contained in the Information Statement or omission to state any material fact in the Information Statement required to be stated in the Information Statement with respect to the Company, the Operating Company or the Equity Securities or necessary in order to make the statements in the Information Statement with respect to the Company, the Operating Company or the Equity Securities, in light of the circumstances under which they were made, not misleading.

          Section 8.3.  Cooperation. Each indemnified party shall cooperate in
                        -----------
all reasonable respects with each indemnifying party and its representatives (including without limitation its attorneys) in the investigation, trial and defense of any lawsuit or action and any appeal arising therefrom; provided,
                                                                   --------
however, that the indemnified party may, at its own cost, participate in
-------
negotiations, arbitrations and the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The parties shall cooperate with each other in any notifications to insurers.

          Section 8.4.  Claims for Indemnification. If a claim for Damages
                        --------------------------
(a "CLAIM") is to be made by a party entitled to indemnification hereunder against the indemnifying party, the party claiming such indemnification shall give written notice (a "CLAIM NOTICE") to the indemnifying party as soon as practicable after the party entitled to indemnification becomes aware of any fact, condition or event which may give rise to Damages for which indemnification may be sought under this Article 8. Such Claim Notice shall
                                         ---------
specify the nature and amount of the Claim asserted, if actually known to the party entitled to indemnification hereunder. If any lawsuit or enforcement action is filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event within 15 calendar days after the service of the citation or summons). The failure of any indemnified party to give timely notice hereunder shall not affect rights to indemnification hereunder, except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, if the indemnifying party shall acknowledge in writing to the indemnified party that the indemnifying party shall be obligated under the terms of its indemnity hereunder in connection with such lawsuit or action, then the indemnifying party shall be entitled, if it so elects at its own cost, risk and expense, (i) to take control of the defense and investigation of such lawsuit or action, (ii) to employ and engage attorneys of its own choice to handle and defend the same unless the named parties to such action or proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party has been advised in writing by counsel that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to the indemnifying party, in which event the indemnified party shall be entitled, at the indemnifying party's cost, risk and expense, to separate counsel of its own choosing, and (iii) to compromise or settle such Claim, which compromise or settlement shall be made only with the written consent of the indemnified party, such consent not to be unreasonably withheld. If the indemnifying party fails to assume the defense of such Claim within 15 calendar days after receipt of the Claim Notice, the indemnified party against which such Claim has been asserted will (upon delivering notice to such effect to the indemnifying party) have the right to undertake, at the indemnifying party's cost and expense, the defense, compromise or settlement of such claim on behalf of and for the account and risk of the indemnifying party; provided, however, that such Claim shall not be compromised or settled without
--------  -------
the written consent of the indemnifying party, which consent shall not be unreasonably withheld. In the event the indemnified party assumes the defense of the Claim, the indemnified party will keep the indemnifying party reasonably informed of the progress of any such defense, compromise or settlement. The indemnifying party shall be liable for any settlement of any action effected pursuant to and in accordance with this Article 8 and for any final judgment (subject to any right of appeal),
          ---------
and the indemnifying party agrees to indemnify and hold harmless an indemnified party from and against any Damages by reason of such settlement or judgment.

          Section 8.5.  Right of Offset. Notwithstanding any other provision
                        ---------------
of this Agreement to the contrary, the Transferee Indemnified Parties shall have the right to offset against the Development Incentive Units retained by the Transferee that have not yet been paid or distributed to the person or entity entitled to receive them as provided in Section 2.1(a) hereof, the amount of any
                                        --------------
Damages with respect to which the Transferee Indemnified Parties shall be entitled to indemnification hereunder. For purposes of the offset, each Development Incentive Unit shall be deemed to have a value (the "OFFSET VALUE") equal to the average of the closing prices of a Share on the New York Stock Exchange for the fifteen (15) consecutive trading days concluding on the fifth trading day preceding the date of the offset. Upon offset of any Damages against a Development Incentive Unit, the Development Incentive Unit shall be cancelled and any obligation of the Transferee to distribute the Development Incentive Unit so cancelled shall cease. The Transferee Indemnified Parties shall have no right of offset against any Development Incentive Units which are no longer retained by the Transferee and have been paid or distributed to the person or entity entitled to receive them as provided on Schedule 2.1(a)(a).
                                               ------------------
Notwithstanding the provisions of Section 2.1(a) or any other provision of this
                                  --------------
Agreement to the contrary, if one or more Claim Notice(s) shall have been filed by or on behalf of a Transferee Indemnified Party and the Claim or Claims described in the Claim Notices have not been resolved, neither the Company nor the Operating Company shall be obligated, until all such Claims have been resolved, to pay or distribute any Development Incentive Units pursuant to
Section 2.1(a) hereof to the extent that the Offset Value of the minimum number
--------------
of remaining Development Incentive Units retained by the Transferee and then required to be issued by the Operating Company pursuant to Section 2.1(a) will
                                                           --------------
be less than the amount of the Claims following the payment or distribution.

          Section 8.6.  Limitation on Obligations. The Transferees' sole
                        -------------------------
recourse for Damages for which the TCR Parties shall be liable under
Section 8.1 hereof shall be the rights of offset set forth in Section 8.5
-----------                                                   -----------
hereof.  Neither the TCR Parties nor the Transferee shall be liable for
Damages, in the aggregate, under Section 8.1 hereof or Section 8.2 hereof,
                                 -----------           -----------
respectively, in excess of an amount which, as of any date, is greater than an amount computed by multiplying the number of Development Incentive Units required to be distributed pursuant to Section 2.1(a) hereof which have not been
                                       --------------
so distributed by the lower of (i) the Effective Price, or (ii) the average of the closing prices of a Share on the New York Stock Exchange for the fifteen
(15) consecutive trading days concluding on the fifth trading day preceding such date.

ARTICLE 9.  CLOSING.

          Section 9.1.  The Closing. The consummation of the transactions
                        -----------
contemplated hereunder (the "CLOSING") shall take place at the offices of Latham & Watkins in San Francisco, California on November 18, 1997, if the parties mutually agree to such date, or on such later date as may be provided for herein (the "CLOSING DATE") or at such other place as the parties hereto shall mutually agree; provided, that if the Closing does not occur on or prior
                      --------
to November 18, 1997, either the TCR Representatives or the Company may extend the Closing Date to a date on or prior to December 8, 1997 mutually agreeable to the parties and, if the parties fail to agree, the Closing Date shall be extended to December 8, 1997, provided, however, that the TCR Representatives
                              --------  -------
shall have the option, which it may exercise only once, to notify the Company on the Closing Date that it elects to extend the Closing Date by ten days (but not less than ten days), in which event the Closing Date shall be the day to which the Closing Date is so extended by the election of the TCR Representatives without further adjustment by the parties.

          Section 9.2.  Deliveries at the Closing by the TCR Parties. At the
                        --------------------------------------------
Closing, each of the TCR Parties, as applicable, will deliver or cause to be delivered to the Operating Company the following and, where appropriate, duly executed on behalf of all necessary parties thereto other than the Company and the Operating Company:

          (a) With respect to all Property conveyed to the Operating Company by the Contributor as contemplated in Section 1.1 and Section 1.4(b) hereof, (i) a
                                   -----------      --------------
special warranty deed, or the equivalent in the jurisdiction in which the Real Property is situated (collectively, the "DEEDS") in a form reasonably satisfactory to the Company, duly executed by the appropriate TCR Parties in proper form for recording so as to convey to the Operating Company good and marketable title to its Real Property, free and clear of all liens and encumbrances, except the Permitted Encumbrances; (ii) a bill of sale (collectively, the "BILLS OF SALE") in a form reasonably satisfactory to the Company duly executed by the appropriate TCR Parties conveying to the Operating Company all of the TCR Parties' right, title and interest in and to the Personal Property, the Office Personal Property, the Security Deposits, the Permits and Licenses, the Telephone Numbers, and the Books and Records; and (iii) an assignment and assumption agreement (collectively, the "CONTRACT ASSIGNMENT AND ASSUMPTION AGREEMENTS") in a form reasonably satisfactory to the Company duly executed by the appropriate TCR Parties assigning to the Operating Company or its designee, as applicable, the Leases, the Service Contracts, the Trademarks, the Office Leases, the Land Acquisition Contracts, the Management Contracts and the Construction Contracts, and whereby the Operating Company or its designee, will assume and agree to perform all of the TCR Parties' duties and obligations under the foregoing assigned documents from and after the Closing Date.

          (b) With respect to all Partnership Interests conveyed to the Operating Company by the Contributing Partners as contemplated in Section 1.2
                                                                  -----------
and Section 1.3 hereof, Assignments of Partnership Interest in a form reasonably
    -----------
satisfactory to the Company.

          (c) All original Leases and all other documents pertaining thereto or copies of same if the Contributor, using its best efforts, is unable to deliver originals.

          (d) All other original documents or instruments referred to herein, including, without limitation, the Service Contracts, the Office Leases, the Licenses and Permits, the Land Acquisition Contracts, the Management Contracts, the Construction Contracts, and the Books and Records, or copies of same if the Contributor, using its best efforts, is unable to deliver originals; and keys to the Improvements and the management offices leased pursuant to the Office Leases.

          (e) A letter to Tenants in a form reasonably satisfactory to the Company advising the Tenants of the transactions to be consummated hereunder and directing that rent and other payments thereafter be sent to the Operating Company or its designee, as the Operating Company shall so direct.

          (f) Any affidavits and such other documents or instruments required by the Title Company to consummate the transactions contemplated hereby.

          (g) Affidavits and other instruments, including but not limited to all organizational documents of the Contributors and their general partners, the Contributing Partners and the Assignors, as applicable, including partnership agreements, operating agreements, bylaws, articles of incorporation and certificates of good standing and/or existence reasonably requested by the Company or the Title Company evidencing the power and authority of such entities to enter into and perform this Agreement and any documents to be delivered hereunder.

          (h) A list of all Security Deposits delivered by Tenants under the Leases.

          (i) A certificate executed by a duly authorized representative of each of the TCR Parties, in a form reasonably satisfactory to the Company, stating that the representations and warranties made by the TCR Parties in this Agreement are true and correct in all material respects as of the Closing Date, or if there have been any changes, a description thereof.

          (j) A Rent Roll for each Real Property, current as of a date not more than ten (10) days prior to the Closing Date, certified by a duly authorized representative of the appropriate Contributor as being true and correct in all material respects.

          (k) All proper instruments, in a form reasonably satisfactory to the Company, as shall be reasonably required for the conveyance to the Operating Company of all right, title and interest, if any, of any Contributor in and to any award or payment made, or to be made, (i) for any taking in condemnation, eminent domain or agreement in lieu thereof of land adjoining all or any part of the Real Property, (ii) for damage to the Land or the Improvements or any part thereof by reason of change of grade or closing of any such street, road, highway or avenue, and (iii) for any taking in condemnation or eminent domain of any part of the Land or the Improvements.

          (l) In order to avoid the imposition of the withholding tax payment pursuant to section 1445 of the Code, a certificate signed by a duly authorized representative of each of the TCR Parties to the effect that it is not a "foreign person" as that term is defined in section 1445(f)(3) of the Code.

          (m) All such transfer and other tax declarations and returns and information returns, duly executed and sworn to by each Contributor or Contributing Partner and in a form reasonably satisfactory to the Company, to the extent required by law in connection with the conveyance of the Real Property or the Partnership Interests as the case may be to the Operating Company.

               (n) Possession of the Real Property, subject only to the Leases and the Permitted Encumbrances.

               (o)  The Loan Assumption Documents.

               (p) The Warranty Assumption Documents.

               (q) The Distributee Agreements required by Section 7.11.
                                                          ------------
               (r) An opinion of counsel to TCR reasonably satisfactory to the Transferee, in a form to be mutually agreed upon by the Transferee and the TCR Representatives.

               (s) The Accommodations America Letter Agreement.

               (t) Such other documents as may be reasonably required or appropriate to effectuate the consummation of the transactions contemplated by this Agreement, in forms reasonably satisfactory to the Company.

          Section 9.3.  Deliveries at the Closing by the Transferee. At the
                        -------------------------------------------
Closing, the Company and the Operating Company shall deliver or cause to be delivered to the TCR Representatives the following and, where appropriate, duly executed by all necessary parties thereto other than the Contributors or the Contributing Partners.

               (a)  The Cash Consideration.

               (b) The certificates representing the Units to be issued at the Closing properly issued to the appropriate party.

               (c) The certificates representing Shares to be issued at the Closing properly issued to the appropriate party.

               (d) The Contract Assignment and Assumption Agreements.

               (e)  The Loan Assumption Documents.

               (f) The Warranty Assumption Documents.

               (g) The Guaranty duly executed by the Company.

               (h) A certificate executed by a duly authorized representative of the Company and the Operating Company, in a form reasonably satisfactory to the TCR Representatives, stating that the representations and warranties made by the Company and the Operating Company in this Agreement are true and correct in all material respects as of the Closing Date, or if there have been any changes, a description thereof.

               (i) Affidavits and other instruments, including but not limited to all organizational documents of the Company and the Operating Company including limited partnership agreements, filed copies of limited partnership certificates, articles of organization, and certificates of good standing and existence, reasonably requested by the TCR Representatives evidencing the power and authority of the Company and the Operating Company to enter into and perform this Agreement and any documents to be delivered hereunder.

               (j) An opinion of counsel to the Company reasonably satisfactory to the TCR Representatives and in a form to be mutually agreed upon by the Transferee and the TCR Representatives.

               (k) The LLC Agreement.

               (l) The Registration Rights Agreement.

               (m) Evidence satisfactory to the TCR Representatives of approval of the listing of the Shares to be issued hereunder and upon exchange of the Units by the New York Stock Exchange, subject to official notice of issuance.

               (n) The Accommodations America Letter Agreement.

               (o) Such other documents as may be reasonably required or appropriate to effectuate the consummation of the transactions contemplated by this Agreement, in forms reasonably satisfactory to the TCR Representatives.

          Section 9.4.  Fees and Expenses. All customary recordation and
                        ------------------
transfer charges payable with respect to a Real Property shall be paid in accordance with customary closing practices in the state in which that Real Property is located. The Company shall pay all title insurance premiums, title examination fees and survey costs. All other costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such expenses, including all fees and expenses of agents, representatives, counsel and accountants. The provisions of this Section 9.4 shall survive the Closing.
                                        -----------

          Section 9.5.  No Warranties.
                        -------------
          (a) THE COMPANY AND THE OPERATING COMPANY ACKNOWLEDGE AND AGREE THAT, EXCEPT AS SET FORTH IN THIS AGREEMENT, THE OPERATING COMPANY IS ACQUIRING THE PROPERTY IN ITS "AS IS" CONDITION "SUBJECT TO ALL FAULTS" AND SPECIFICALLY AND EXPRESSLY WITHOUT ANY WARRANTIES, REPRESENTATIONS OR GUARANTEES, EITHER EXPRESS OR IMPLIED, OF ANY KIND, NATURE, OR TYPE WHATSOEVER FROM OR ON BEHALF OF THE TCR PARTIES. THE COMPANY AND THE OPERATING COMPANY ACKNOWLEDGE THAT, EXCEPT AS SET FORTH IN THIS AGREEMENT, NEITHER THE OPERATING COMPANY NOR THE COMPANY HAS RELIED AND IS NOT RELYING ON ANY INFORMATION, DOCUMENT, REPORT, SALES BROCHURE OR OTHER LITERATURE, MAPS OR SKETCHES, FINANCIAL INFORMATION, PROJECTIONS, PRO FORMAS OR STATEMENTS, THAT MAY HAVE BEEN GIVEN BY OR MADE BY OR ON BEHALF OF THE TCR PARTIES. THE COMPANY AND

THE OPERATING COMPANY FURTHER ACKNOWLEDGE THAT, EXCEPT AS OTHERWISE SET FORTH HEREIN, ALL MATERIALS RELATING TO THE PROPERTY WHICH HAVE BEEN PROVIDED BY THE CONTRIBUTORS HAVE BEEN PROVIDED WITHOUT ANY WARRANTY OR REPRESENTATION, EXPRESSED OR IMPLIED, AS TO THEIR CONTENT, SUITABILITY FOR ANY PURPOSE, ACCURACY, TRUTHFULNESS OR COMPLETENESS AND NEITHER THE OPERATING COMPANY NOR THE COMPANY SHALL HAVE ANY RECOURSE AGAINST THE TCR PARTIES S OR THEIR COUNSEL, ADVISORS, AGENTS, OFFICERS, DIRECTORS OR EMPLOYEES FOR ANY INFORMATION IN THE EVENT OF ANY ERRORS THEREIN OR OMISSIONS THEREFROM. THE COMPANY AND THE OPERATING COMPANY EACH REPRESENT THAT THEY ARE SOPHISTICATED AND EXPERIENCED IN ALL MATTERS RELATING TO THE PROPERTY AND ARE RELYING SOLELY ON SUCH EXPERIENCE AND SOPHISTICATION IN MAKING ALL DECISIONS WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN.

          (b) THE COMPANY AND THE OPERATING COMPANY HEREBY ACKNOWLEDGE AND AGREE THAT, EXCEPT AS SET FORTH HEREIN, THE TCR PARTIES HAVE NOT MADE, DO NOT MAKE AND SPECIFICALLY DISCLAIM ANY REPRESENTATION OR WARRANTY, PROMISE, COVENANT, AGREEMENT OR GUARANTEE OF ANY NATURE, EXPRESS OR IMPLIED, ORAL OR WRITTEN, AS TO OR REGARDING: (i) THE QUALITY, NATURE, ADEQUACY OR PHYSICAL CONDITION, WHETHER LATENT OR PATENT, OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THE STRUCTURAL ELEMENTS, FOUNDATION, ROOF, APPURTENANCES, ACCESS, LANDSCAPING, PARKING FACILITIES OR THE ELECTRICAL, MECHANICAL, HVAC, PLUMBING, SEWAGE OR UTILITY SYSTEMS, FACILITIES OR APPLIANCES AT OR IN CONNECTION WITH THE REAL ESTATE PROPERTY, IF ANY; (ii) THE EXISTENCE, QUALITY, NATURE, ADEQUACY, PHYSICAL CONDITION, OR LOCATION OF ANY UTILITIES SERVING THE REAL ESTATE PROPERTY; (iii) THE DEVELOPMENT POTENTIAL OF THE REAL ESTATE PROPERTY, ITS HABITABILITY, MERCHANTABILITY OR FITNESS, SUITABILITY OR ADEQUACY FOR ANY PARTICULAR PURPOSE;
(iv) THE ZONING OR OTHER LEGAL STATUS OF THE REAL ESTATE PROPERTY OR THE POTENTIAL USE OF THE PROPERTY; (v) THE REAL ESTATE PROPERTY'S OR ITS OPERATIONS' COMPLIANCE WITH ANY APPLICABLE LEGAL REQUIREMENTS; (vi) THE QUALITY OF ANY LABOR OR MATERIALS RELATING IN ANY WAY TO THE REAL ESTATE PROPERTY; (vii) COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN, ON OR UNDER THE REAL ESTATE PROPERTY OF ANY HAZARDOUS MATERIALS; OR (viii) THE CONDITION OF TITLE TO THE REAL ESTATE PROPERTY OR THE NATURE, STATUS AND EXTENT OF ANY RIGHT, ENCUMBRANCE, LICENSE, RESERVATION, COVENANT, CONDITION, RESTRICTION OR ANY OTHER MATTER AFFECTING TITLE TO THE PROPERTY.

          (c) The Company and the Operating Company acknowledge that, to the extent they have deemed necessary or appropriate, they have conducted appropriate environmental and soil tests, physical inspections and other due diligence with respect to the Real Property (collectively, the "PHYSICAL INSPECTIONS") and have relied upon the Physical Inspections in electing whether or not to enter into and perform this Agreement. The Company and the Operating Company further acknowledge that the Properties have been available for that purpose. Should the transactions contemplated by this Agreement fail to close for any reason, whether by reason of the Transferee's default or otherwise, the Transferee will (i) indemnify, defend and hold harmless the TCR Parties from and against all claims, damages, losses, costs, liabilities and expenses (including attorneys' fees and expenses) asserted against or incurred by the TCR Parties and (ii) repair any damage to the Property, in each case to the extent caused by, resulting from or arising out of the Physical Inspections conducted by the Transferee. At the TCR Parties' option, the Transferee will reimburse the TCR Parties for all reasonable expenses incurred by the TCR Parties in repairing such damages if the Transferee does not promptly repair such damages after written notice of such damages has been delivered by the TCR Parties to the Transferee.

ARTICLE 10.  ADJUSTMENTS.

          Section 10.1.  Adjustments at the Closing Date. The following items
                         --------------------------------
shall be prorated as of midnight on the date preceding the Closing Date based on the actual number of days in the month, and shall be made in cash at Closing, with the Contributors making a cash payment to the Transferee of the net amount due the Transferee or vice versa (which adjustments shall have no effect on the calculation of Net Value under Section 2.1):
                               -----------

          (a) Rents shall be prorated based upon rent rolls to be prepared by each Contributor at Closing showing current tenants. If any Tenant is more than, five (5) days delinquent in payment of current rent, such Tenant shall not be included in the proration. All moneys received from Tenants from and after the Closing shall be applied by the Operating Company first to current rents and other charges and then to any past due rents during the Operating Company's ownership; any balance representing past due rents during the Contributor's ownership shall be remitted to the Contributor. After the Closing, the Contributors shall be entitled to initiate and prosecute proceedings to collect their respective rents delinquent as of the Closing Date.

          (b) At the Closing, each Contributor shall pay to the Operating Company an amount equal to all Security Deposits and any prepaid rents relating to its Real Property.

          (c) Utility charges payable by the Contributors, including, without limitation, electricity, water and sewer bills. If there are meters on the Real Property, the Contributors will cause readings of all said meters to be performed not more than ten (10) Business Days prior to the Closing Date. To the extent said meters are not read prior to Closing, the Operating Company will cause same to be read promptly thereafter and a pro-rata adjustment shall be made upon said reading.

          (d) Amounts payable under the Service Contracts and the Office
Leases.

          (e) Real estate taxes and assessments due or payable for the calendar year or fiscal year, as applicable. If the Closing Date shall occur before the tax rate is fixed, the apportionment of real estate taxes shall be upon the basis of the tax rate for the preceding year applied to the latest assessed valuation. If subsequent to the Closing Date, real estate taxes (by reason of change in either assessment or rate or for any other reason) for the Real Property should be determined to be higher or lower than those that are apportioned, a new computation shall be made, and the Contributors agree to pay the Operating Company any increase shown by such recomputation and vice versa.

          Section 10.2.  Reimbursement of Deposits and Out-of-Pocket Expenses.
                         ----------------------------------------------------
At the Closing, the Operating Company shall (i) pay to the TCR Representatives the Development Expenditures Amount as determined pursuant to Section 1.5(f)
                                                              --------------
and (ii) refund and replace all letters of credit, bond deposits and other amounts relating to the Real Properties, which in the aggregate shall not exceed $2,400,000 without the prior written approval of the Transferee. All of the foregoing payments shall be made in cash at Closing and none of the foregoing shall have any effect on the calculation of Net Value under Section 2.1.
                                                            -----------

          Section 10.3.  Other Adjustments. Except as otherwise provided in this
                         ------------------
Agreement, all other adjustments and prorations to be made with respect to any Real Property shall be made in cash and in accordance with customary title closing practices in the State in which the Real Property is located.

          Section 10.4.  Errors in Calculations. Any errors in calculations or
                         ----------------------
adjustments shall be corrected or adjusted within sixty (60) days after the Closing.

          Section 10.5. Survival. The provisions of this Article 10 shall
                        ---------                        ----------
survive the Closing Date for one hundred and twenty (120) days.

ARTICLE 11.  CONDITIONS PRECEDENT TO CLOSING.

          Section 11.1.  Conditions to Obligations of the TCR Parties.
                         --------------------------------------------
The obligations of each of the Contributors to convey its Property, each of the Contributing Partners to convey its Partnership Interests and each of the Assignors to assign its Assigned Property and to perform the other covenants and obligations to be performed by the Contributors, the Contributing Partners and the Assignors on the Closing Date shall be subject to satisfaction of the following conditions (all or any of which may be waived, in whole or in part, by the TCR Representatives):

          (a) The representations and warranties made by the Company and the Operating Company herein shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of the Closing Date; provided, however, that a failure of any
                                    --------  -------
representations or warranties to be true and correct in all material respects shall not give rise to a claim or right of termination by the Contributors or the Contributing Partners hereunder so long as such matters do not have a Material Adverse Effect on the transactions contemplated herein.

          (b) The Company and the Operating Company shall have executed and delivered to the TCR Representatives, the Contributors and the Contributing Partners all of the items and documents provided herein for said delivery.

          (c) The Company and the Operating Company shall have performed all covenants and obligations undertaken by the Company and the Operating Company herein in all material respects and materially complied with all conditions required by this Agreement to be performed or complied with by them on or before the Closing Date.

          (d) The Company shall have been treated as a real estate investment trust for tax purposes in its most recent federal income tax return, and shall be in compliance with all applicable laws, rules and regulations, including the Code, necessary to permit it to be so treated. The Company shall not have taken any action or have failed to take any action which could be expected to, alone or in conjunction with any other factors, result in the loss of its status as a real estate investment trust for federal income tax purposes.

          (e) The Operating Company shall be a partnership for federal and all state and local income tax purposes.

          (f) The Shares to be issued hereunder and upon exchange of the Units shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

          (g) The Closing shall have occurred on or before the Closing
Date.

          (h) The Closing Price shall not be less than $25.00; provided, that
                                                               --------
this condition will be deemed to have been satisfied in the event the conditions set forth in Section 2.1 (a)(ii) or Section 2.1(a)(iii) are satisfied.
             -------------------    -------------------

               (i) The Company shall have executed the LLC Agreement.

          Section 11.2.  Conditions to Obligations of the Company and the
                         ------------------------------------------------
Operating Company. The obligations of the Company and the Operating Company
-----------------
to accept title to the Property and the Partnership Interests and the Company's and the Operating Company's obligations to perform the other covenants and obligations to be performed by the Company and the Operating Company on the Closing Date shall be subject to satisfaction of the following conditions (all or any of which may be waived, in whole or in part, by the Company or the Operating Company):

          (a) The representations and warranties made by the Contributors, the Contributing Partners and the Assignors herein shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of the Closing Date; provided, however,
                                                            --------  -------
that a failure of a representation or warranty to be true and correct in all material respects shall not give rise to a claim or right of termination by the Company or the Operating Company hereunder so long as such matters do not have a Material Adverse Effect on the transactions contemplated herein.

          (b) The Contributors, the Contributing Partners and the Assignors shall have performed all covenants and obligations undertaken by the Contributors, Contributing Partners and the Assignors herein in all material respects and materially complied with all conditions required by this Agreement to be performed or complied with by them on or before the Closing Date.

          (c) The Contributors, the Contributing Partners and the Assignors shall have executed and delivered to the Company and the Operating Company all of the items and documents provided herein for said delivery.

          (d) The Company or the Operating Company (i) shall have entered into an employment agreement with Bruce C. Ward upon terms satisfactory to the Company and the Operating Company and (ii) shall have completed employment arrangements satisfactory to the Company with the other individuals identified prior to the Effective Date in writing by the Company or the Operating Company.

          (e) The Closing shall have occurred on or before the Closing
Date.

          (f) The sum of the Assigned Values of all the Withdrawn Properties, as determined by mutual agreement of the TCR Representatives and the Transferee or by binding arbitration pursuant to Section 2.8, shall be no more than
                                   -----------
$50,000,000.

          (g) Each of the individuals or entities to receive Units in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Distributees, shall have executed the LLC Agreement.

ARTICLE 12.  ASSIGNMENT.

          Except as expressly provided or contemplated herein, no party may assign this Agreement or any interest therein to any other person without the prior written consent of the other parties hereto.

ARTICLE 13.  NO BROKERS.

          The TCR Parties, severally and not jointly, on the one hand, and the Transferee, on the other hand, covenant and agree one with the other that, except for customary fees payable to the Transferee's investment bankers' for a fairness opinion it is rendering in connection with the transactions contemplated by this Agreement, no real estate commissions, finders' fees or brokers' fees have been or will be incurred in connection with this Agreement or the transactions contemplated hereby. The TCR Parties, severally and not jointly, on the one hand, and the Transferee, on the other hand, shall indemnify, defend and hold each other harmless from and against any claims, liabilities, obligations or damages for commissions, finders' or brokers' fees resulting from or arising out of the Transferee's acquisition of the Property hereunder asserted against either party by any broker or other person claiming by, through or under the indemnifying party or whose claim is based on the indemnifying party's acts or omissions. The provisions of this Article 13 shall
                                                                ----------
survive the Closing or other termination of this Agreement.

ARTICLE 14.  CASUALTY LOSS.

          Section 14.1.  Maintenance of Insurance Policies. The Contributors
                         ---------------------------------
shall continue to maintain, in all material respects, the fire and extended coverage insurance with respect to the Property (the "INSURANCE POLICIES") which are currently in effect, through the Closing Date.

          Section 14.2.  Casualties. If at any time prior to the Closing Date
                         ----------
all or any portion of any Property (each, a "DAMAGED PROPERTY") is destroyed or damaged as a result of fire or any other casualty (a "CASUALTY"), the TCR Representatives shall promptly give written notice thereof (the "CASUALTY NOTICE") to the Transferee. If the estimated cost to repair or restore the Damaged Property following such Casualty equals or exceeds Five Million Dollars ($5,000,000), such Casualty is herein called a "MAJOR CASUALTY." Notwithstanding the occurrence of a Major Casualty, the Transferee shall not have the right to terminate this Agreement as to the Damaged Property, provided that (a) the damage resulting from the Casualty is covered by an Insurance Policy, (b) subject to the rights of any holders of existing debt, the proceeds of any applicable Insurance Policy, together with credits equal to the deductible under such Insurance Policy and any amount by which the damage is not covered by such insurance, shall be paid to the Operating Company at the Closing, (c) all unpaid claims and rights in connection with the Casualty shall be assigned to the Operating Company at Closing without in any manner affecting the consideration payable to the TCR Representatives hereunder, (d) there is rent interruption insurance in place for a period of at least six (6) months sufficient to cover any anticipated loss in revenue from the Damaged Property resulting from such Casualty, and (f) there is no known impediment to obtaining all Governmental Approvals to permit the Damaged Property to be rebuilt or repaired. Upon the occurrence of a Major Casualty, if any provision set forth in the preceding sentence is not satisfied, the Transferee may terminate this Agreement as to the Affected Property only by written notice to the TCR Representatives within fifteen (15) days after receipt of the Casualty Notice. In that event, such Damaged Property shall be treated as a Withdrawn Property under
Section 2.8, and this Agreement shall continue in full force and effect
-----------
as to all other Property.

          Section 14.3.  Interim Repairs. If a Property is the subject
                         ---------------
of a Major Casualty but the Transferee either is not entitled to or does not terminate this Agreement as to such Damaged Property pursuant to the provisions of this Article 14, then the appropriate Contributor shall prior to the
        ----------
Closing Date cause all temporary repairs to be made to the Damaged Property as shall be required to prevent further deterioration and damage to the Damaged Property and to protect public health and safety; provided, that the cost of any
                                                  --------
such repairs shall not exceed the amount of proceeds made available to such Contributor. The appropriate Contributor shall have the right to be reimbursed from the proceeds of any insurance with respect to the Damaged Property for the cost of such temporary repairs.

          Section 14.4.  Casualties Other than Major Casualties. If a Property
                         --------------------------------------
is the subject of a Casualty which is not a Major Casualty, this Agreement shall continue in full force and effect, and (a) subject to the rights of any holders of existing debt, the proceeds of any applicable Insurance Policy, together with credits equal to the deductible under such Insurance Policy and any amount by which the damage is not covered by such insurance, shall be paid to the Operating Company at Closing, and (b) all unpaid claims and rights in connection with the Casualty shall be assigned to the Operating Company at Closing without in any manner affecting the consideration payable to the appropriate Contributor hereunder.

ARTICLE 15.  CONDEMNATION.

          In the event of a Material Taking of any Property (the "CONDEMNED PROPERTY"), the Transferee shall have the right, at its sole option, to either
(a) terminate this Agreement as to the Condemned Property only by giving the appropriate Contributor written notice to such effect within fifteen (15) days after its receipt of written notification of any such occurrence or (b) accept title to the Condemned Property without reduction of any consideration to be given to the appropriate Contributor hereunder. Should the Transferee so terminate this Agreement as to Condemned Property in accordance with this
Article 15, such Condemned Property shall be treated as a Withdrawn Property
----------
under Section 2.8, and this Agreement shall continue in full force and effect as
      -----------
to all other Property. In the event that the Transferee either is not entitled to or elects not to terminate this Agreement under this Article 15, or in the
                                                        ----------
event of a taking which is not a Material Taking, the appropriate Contributor shall, subject to the rights of the holder of any existing mortgage, assign all proceeds of such taking to the Operating Company, and same shall be the Operating Company's sole property, and the Operating Company shall have the sole right to settle any claim in connection with the Condemned Property. The term "MATERIAL TAKING" as to a Condemned Property or any portion thereof shall be defined to mean the institution of any proceedings, judicial, administrative or otherwise, which (a) causes access to the Real Property to be taken or materially diminished (i.e., following such taking the Real Property no longer has access to a publicly dedicated street or traffic flow from and to the Real Property is materially impaired), (b) results in parking no longer being in compliance with applicable zoning laws, or (c) results in a taking of any portion of any buildings constituting the Improvements.

ARTICLE 16.  TERMINATION.

          Section 16.1.  Termination. This Agreement may be terminated by the
                         ------------
written agreement of the Company and the TCR Representatives or by written notice given by the Terminating Party to the other party as follows:

          (a) by the Company if any of the conditions to the obligations of the Company and the Operating Company set forth in Section 11.2 are not satisfied at
                                               ------------
the Closing for any reason other than a breach by any of the TCR Parties of any of the covenants or obligations of the TCR Parties set forth in Section 7.5 or
                                                                --------------
7.6;
---
          (b) by the Company if any of the conditions to the obligations of the Company and the Operating Company set forth in Section 11.2 are not satisfied at
                                               ------------
the Closing because of a breach by any TCR Party of any of the covenants or obligations of the TCR Parties set forth in Section 7.5 or 7.6;
                                            ------------------

          (c) by the TCR Representatives if any of the conditions to the obligations of the TCR Parties set forth in Section 11.1 are not satisfied at
                                            ------------
the Closing for any reason other than a breach by the Company or the Operating Company of the covenants or obligations of the Company or the Operating Company set forth in Section 7.5 or 7.6;
             ------------------

          (d) by the TCR Representatives if any of the conditions to the obligations of the TCR Parties set forth in Section 11.1 are not satisfied at
                                            ------------
the Closing because of a breach by the Company or the Operating Company of the covenants or obligations of the Company or the Operating Company set forth in
Section 7.5 or 7.6; or
------------------

         (e) automatically at 12:01 a.m. San Francisco time, on the second Business Day following the Closing Date or such later date permitted pursuant to
Section 9.1 if (i) the Closing shall not have occurred on or before the Closing
-----------
Date or such later date, and (ii) this Agreement has not previously been terminated pursuant to this Section 16.1.
                            ------------

          Notwithstanding the foregoing, neither the Company nor the TCR Representatives (i) shall be entitled to terminate this Agreement pursuant to the foregoing clauses (a) or (c) if the Transferee or any of the TCR Parties, respectively, shall then be in breach of any representation, warranty or covenant set forth in this Agreement, or (ii) shall be entitled to terminate this Agreement pursuant to the foregoing clauses (b) or (d) if the Transferee or any of the TCR Parties, respectively, shall be in breach or shall have breached any of their covenants or obligations under Section 7.5 or 7.6.
                                            ------------------

          Section 16.2.  Payment of Certain Fees and Expenses. If this
                         ------------------------------------
Agreement shall be terminated:

          (a) by the Company pursuant to Section 16.1(a), then the TCR Parties
                                         ---------------
jointly and severally agree to pay the Company, within 7 days following receipt of a request for payment by the Company and in immediately available funds, the Break-Up Expenses (as defined in Section 16.3(c) hereof);
                                 ---------------

          (b) by the Company pursuant to Section 16.1(b), then the TCR Parties
                                         ---------------
jointly and severally agree to pay the Company, within 7 days following such termination, an amount in immediately available funds equal to the Break-Up Fee (as defined in Section 16.3(b) hereof);
               ---------------

          (c) by the TCR Representatives pursuant to Section 16.1(c), then the
                                                     ---------------
Company agrees to pay to the TCR Representatives, as representatives of the TCR Parties, within 7 days following receipt of a request for payment by the TCR Representatives and in immediately available funds, the Break-Up Expenses;

          (d) by the TCR Representatives pursuant to Section 16.1(d) then the
                                                     ---------------
Company agrees to pay to the TCR Representatives, as representatives of the TCR Parties, within 7 days following such termination, an amount in immediately available funds equal to the Break-Up Fee.

          Section 16.3.  Break-Up Fee and Break-Up Expenses.
                         ----------------------------------

          (a) Payment.  The payment of the Break-Up Fee shall be compensation
              -------
and liquidated damages for loss suffered by the part or parties receiving the liquidated damages, and is not a penalty. The parties to this Agreement have agreed that the amount of the Break-Up Fee is a reasonable estimate of the amount of the damages that the party or parties receiving the fee would be likely to sustain as the actual amount of the damages would be difficult or impracticable to determine, and no party shall have any liability to any other after payment of the Break-Up Fee.

          (b) Break-Up Fee.  As used in this Agreement, "BREAK-UP FEE" shall be
              ------------
an amount, when payable to the TCR Representatives, equal to $10,000,000, and an amount, when payable to the Company, equal to the lesser of (i) $10,000,000 (the "BASE AMOUNT"), or (ii) the sum of (A) the maximum amount that can be paid to the Company without causing it to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute income described in Sections 856(c)(2)(A)-(H) and 856(c)(3)(A)-
(I) of the Code ("QUALIFYING INCOME"), as determined by independent accountants to the Company, and (B) in the event the Company receives a letter from legal counsel (the "BREAK-UP FEE TAX OPINION") indicating that the Company has received a ruling from the Internal Revenue Service holding that the Company's receipt of the Base Amount would either constitute Qualifying Income or would be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code (the "REIT REQUIREMENTS") or that the receipt by the Company of the remaining balance of the Base Amount following the receipt of and pursuant to such ruling would not be deemed constructively received prior thereto, the Base Amount less the amount payable under clause (A) above. In the event that the Company is not able to receive the full Base Amount, the TCR Parties shall place the unpaid amount in escrow and shall not release any portion thereof to the Company unless and until the TCR Parties receive either one or a combination of the following: (i) a letter from the Company's independent accountants indicating the maximum amount that can be paid at that time to the Company without causing the Company to fail to meet the REIT Requirements, or (ii) a Break-Up Fee Tax Opinion, in either of which events the TCR Representatives shall pay to the Company the lesser of the unpaid Base Amount or the maximum amount stated in the letter referred to in (i) above. All funds remaining in the escrow account shall be released to the TCR Representatives on the third anniversary of the Effective Date.

          (c) Break-Up Expenses.  The "BREAK-UP EXPENSES" payable to the Company
              -----------------
or the TCR Representatives, as the case may be (the "RECIPIENT"), shall be an amount equal to the lesser of (i) $1,000,000, (ii) the Recipient's out-of-pocket expenses incurred in connection with this Agreement and the transactions contemplated hereby (including, without limitation, all attorneys', accountants' and investment bankers' fees and expenses), and (iii) if the Recipient is the Company, the sum of (A) the maximum amount that can be paid to the Company without causing it to fail to meet the requirements of Sections 856(c)(2) and
(3) of the Code determined as if the payment of such amount did not constitute Qualifying Income, as determined by independent accountants to the Company, and
(b) in the event the Company receives a letter from legal counsel (the "BREAK-UP EXPENSES TAX OPINION") indicating that the Company has received a ruling from the Internal Revenue Service holding that the Company's receipt of the Break-Up Expenses would either constitute Qualifying Income or would be excluded from gross income within the meaning of the REIT Requirements or that receipt by the Company of the remaining balance of the Break-Up Expenses following the receipt of and pursuant to such ruling would not be deemed constructively received prior thereto, the Break-Up Expenses less the amount payable under clause (A) above. In the event that the Company is not able to receive the full Break-Up Expenses, the TCR Representatives shall place the unpaid amount in escrow and shall not release any portion thereof to the Company unless and until the TCR Representatives receive any one or a combination of the following: (i) a letter from the Company's independent accountants indicating the maximum amount that can be paid at that time to the Company without causing the Company to fail to meet the REIT Requirements, or (ii) a Break-Up Expense Tax Opinion, in either of which events the TCR Representatives shall pay to the Company the lesser of the unpaid Break-Up Expenses or the maximum amount stated in the letter referred to in (i) above. All funds remaining in the escrow account shall be released to the TCR Representative on the third anniversary of the Effective Date.

          Section 16.4. Effect of Termination. In the event of termination of this Agreement as provided in this Article 16, this Agreement shall terminate
                                   ----------
and have no further force and effect, without any liability or obligation of any of the parties hereto, other than under Section 9.4, Articles 13, 19, and
                                            -----------  --------------------
20 and this Article 16.
--          -----------

ARTICLE 17.  TAX MATTERS.

          Section 17.1.  Payment of Taxes by the Contributors. Each Contributor
                         -------------------------------------
will pay or provide for payment of all Taxes due and payable on or after the Closing and will file all returns and reports required to be filed on or after the Closing with respect to Taxes imposed in connection with the ownership and operation of its Property for all taxable periods (or portions thereof) ending on or prior to the Closing for which the Company or the Operating Company could be held liable on a claim made against the Company or the Operating Company.

          Section 17.2.  Payment of 1997 Taxes. The Operating Company is hereby
                         ----------------------
authorized by each of the Contributors with respect to its respective Property, in the Operating Company's sole discretion, to file any applicable proceeding for the 1997 tax roll for a reduction of the assessed valuation of the Property. The refund of taxes, net of all expenses incurred in connection therewith, if any, for any tax year for which the Contributor(s) or the Operating Company shall be entitled to share in the refund shall be divided between the appropriate Contributor(s) and the Operating Company in accordance with the apportionment of taxes pursuant to the provisions hereof. No Contributor shall be liable for any such expenses that exceed its apportionment of taxes.

          Section 17.3.  Definition of Taxes. "TAXES" means all federal, state,
                         --------------------
county, local, foreign and other taxes of any kind whatsoever (including, without limitation, income, profits, premium, estimated, excise, sales, use, occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, license, stamp, environmental, withholding, employment, unemployment compensation, payroll related and property taxes, import duties and other governmental charges or assessments), whether or not measured in whole or in part by net income, and including deficiencies, interest, additions to tax or interest, and penalties with respect thereto, and including expenses associated with contesting any proposed adjustment related to any of the foregoing.

          Section 17.4.  Allocation Method. The Company and its affiliates will
                         ------------------
use the "traditional method" (as defined in Treas. Reg. Section 1.704-3(b)) of allocating income, gain, loss and deduction to account for the variation between the fair market value and adjusted basis of the

Property for federal income tax purposes with respect to (i) the contribution of the Property, and (ii) any revaluation of the Property in accordance with the provisions of Treas. Reg. Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(2)(iv)(g) and 1.704-3(a)(6).

          Section 17.5.  Survival. The provisions of this Article 17 shall
                         ---------                        ----------
survive the Closing Date.

ARTICLE 18.  EMPLOYEE MATTERS.

          As soon as reasonably practicable and in any event not later than twenty (20) days prior to the Closing Date, the Transferee shall identity those employees it desires to hire after the Closing Date (the "REHIRED EMPLOYEES") and shall extend offers of employment to each of the Rehired Employees, which offers shall be on terms and conditions which Transferee shall determine in its sole discretion. Immediately prior to the Closing, each of the TCR Parties shall terminate the employment of each employee, if any, designated by the Transferee as Rehired Employees pursuant to this Article 18 and shall cooperate
                                                 ----------
with and use its best efforts to assist Transferee in its efforts to secure satisfactory employment arrangements with those Rehired Employees. The Transferee shall not assume any of the TCR Parties' or their affiliates' employee benefit plans or any obligation or liability thereunder. Nothing contained in this Agreement shall confer upon any Rehired Employee any right with respect to continuance of employment by the Transferee, nor shall anything herein interfere with the right of the Transferee to terminate the employment of any of the Rehired Employees at any time, with or without cause, or restrict the Transferee in the exercise of its independent business judgment in modifying any of the terms and conditions of the employment of the Rehired Employees. No provision of this Agreement shall create any third party beneficiary rights in any Rehired Employee, any beneficiary or dependents thereof, or any collective bargaining representative thereof, with respect to the compensation, terms and conditions of employment and benefits that may be provided to any Rehired Employee by the Transferee or under any benefit plan which the Transferee may maintain. For a period of two years following the Closing, none of the TCR Parties nor any of their affiliates shall, directly or indirectly, hire or offer employment to, or seek to hire or offer employment to any Rehired Employee who is listed on Schedule 18 or any other Rehired Employee who exercised significant
             -----------
responsibility relating to the construction, development, marketing or management of residential properties on behalf of the TCR Parties immediately prior to the Closing and whose name is added to Schedule 18 by the Transferee no
                                                -----------
less than five (5) Business Days prior to Closing. For a period of one year following the Closing, none of the TCR Parties nor any of their affiliates shall, directly or indirectly, hire or offer employment to any other employee of the Transferee (the "OTHER EMPLOYEES") except for incidental contacts of Other Employees not made as part of a plan or attempt to hire three or more Other Employees, or any successor or affiliate of the Transferee, unless in either case the Transferee first terminates the employment of such employee or gives its written consent to such employment or offer of employment.

ARTICLE 19.  NOTICE.

          All notices, demands, requests, or other writings in this Agreement provided to be given, made or sent, or which may be given, made or sent, by any party hereto to another, shall be in writing and shall be delivered by depositing the same with any nationally recognized overnight delivery service, or by telecopy or fax machine, in either event with all transmittal fees prepaid, properly addressed, and sent to the following addresses:

     If to the Transferee:

     BRE Properties, Inc.
     One Montgomery Street, Suite 2500
     Telesis Tower
     San Francisco, California 94104
     Attention: Frank C. McDowell
     Phone:  (415) 445-6530
     Fax:    (415) 445-6599

     with a copy to:

     Farella Braun & Martel LLP
     Thirtieth Floor
     Russ Building
     235 Montgomery Street
     San Francisco, California 94109
     Attention:  Morgan P. Guenther, Esq.
     Phone:  (415) 954-4400
     Fax:    (415) 954-4480

     If to the TCR Parties:

     Trammell Crow Residential Company
     717 North Harwood, Suite 1200
     Dallas, Texas 75201
     Attention:  Randy Pace
     Phone: (214) 922-8433
     Fax:   (214) 922-8466

     and

     Trammell Crow Residential Services
     2222 East Camelback Road, Suite 250
     Phoenix, Arizona 85016
     Attention:   Bruce C. Ward
     Phone:  (602) 381-8181
     Fax:    (602) 381-8179
     with a copy to:

     Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.
     2200 Ross Avenue, Suite 900
     Dallas, Texas 75201
     Attention: R. Brent Clifton, Esq.
     Phone:  (214) 220-4800
     Fax:    (214) 220-4899

or to such other address as either party may from time to time designate by written notice to the other. Notices given by (i) overnight delivery service as aforesaid shall be deemed received and effective on the first Business Day following such dispatch and (ii) telecopy or fax machine shall be deemed given at the time and on the date of machine transmittal provided same is sent prior to 5:00 p.m., Phoenix, Arizona time, on a Business Day (if sent later, then notice shall be deemed given on the next Business Day) and if the sending party receives a written send confirmation on its machine and forwards a copy thereof by regular mail accompanied by such notice or communication. Notices may be given by counsel for the parties described above, and such notices shall be deemed given by said party, for all purposes hereunder.

ARTICLE 20.  MISCELLANEOUS.

          Section 20.1.  Limited Survival of Representations and Warranties.
                         --------------------------------------------------
Unless otherwise expressly provided herein, no representation or warranty in this Agreement or in any instrument delivered pursuant to this Agreement (other than the special warranty of title in the Deeds) shall survive the Closing.

          Section 20.2.  Entire Agreement; No Third-Party Rights. This Agreement
                         ---------------------------------------
constitutes the entire agreement between the parties and incorporates and supersedes all prior negotiations and discussions between the parties. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their successors and assigns, and nothing in the Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

          Section 20.3.  Amendment. This Agreement cannot be amended, waived or
                         ----------
terminated orally, but only by an agreement in writing signed by each party hereto.

          Section 20.4.  Governing Law. This Agreement shall be interpreted and
                         --------------
governed by the laws of the State of Texas, without regard to its rules of conflicts of laws and shall be binding upon the parties hereto and their respective successors and assigns.

          Section 20.5.  Section Headings. The caption headings in this
                         -----------------
Agreement are for convenience only and are not intended to be part of this Agreement and shall not be construed to modify, explain or alter any of the terms, covenants or conditions herein contained.

          Section 20.6.  Severability. If any term, covenant or condition of
                         -------------
this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

          Section 20.7.  No Other Rights or Obligations. Nothing contained in
                         -------------------------------
this Agreement shall be deemed to create any rights or obligations of partnership, joint venture or similar association between any of the TCR Parties and the Transferee.

          Section 20.8.  Counterparts. This Agreement may be executed by the
                         -------------
parties hereto in counterparts, all of which together shall constitute a single Agreement.

          Section 20.9.  Construction. All references herein to any Article,
                         -------------
Section, Schedule or Exhibit shall be to the Articles and Sections of this Agreement and to the Schedules and Exhibits annexed hereto unless the context clearly dictates otherwise. All of the Schedules and Exhibits annexed hereto are, by this reference, incorporated herein.

          Section 20.10.  Representatives. Any approval, consent, mutual
                          ----------------
satisfaction or similar determination required to be made hereunder by the TCR Parties or any person included within such terms shall be granted exclusively by any one of the TCR Representatives. Any approval, consent, mutual satisfaction or similar determination required to be made hereunder by the Transferee or any person included in such term shall be granted exclusively by the "TRANSFEREE REPRESENTATIVES," who for purposes of this Agreement, until further notice to the TCR Representatives, shall be the persons listed on Schedule 20.10.
                                                        --------------

          Section 20.11.  Attorneys' Fees. In the event of any litigation or
                          ----------------
alternative dispute resolution between the Transferee and any of the TCR Parties, in connection with this Agreement or the transactions contemplated herein, the non-prevailing party in such litigation or alternative dispute resolution shall be responsible for payment of all expenses and reasonable attorneys' fees incurred by the prevailing party. The provisions of this
Section 20.11 shall survive the Closing.
-------------


          Section 20.12.  Interpretation. Whenever used herein, the singular
                          ---------------
number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

          Section 20.13.  Updates to Schedule. Each schedule hereto may be
                          --------------------
amended prior to Closing by the party responsible therefor. If the party receiving such schedule does not object to the revised schedule within ten (10) days upon receipt thereof, such party shall be deemed to have approved the revised schedule.

                             REMAINDER OF THIS PAGE
                            INTENTIONALLY LEFT BLANK

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

"TCR SIGNATORIES"

TCR SOUTH MOUNTAIN LIMITED PARTNERSHIP,
an Arizona limited partnership

By:  TC Residential Phoenix II, Inc.

Its: General Partner


    /s/ Randy J. Pace
   ------------------------
   By:  Randy J. Pace
   Its: Vice President and Secretary

TCR SQUAW PEAK LIMITED PARTNERSHIP,
a Texas limited partnership

By:  TC Residential Phoenix III, Inc.
Its:      General Partner

  /s/ Randy J. Pace
  -----------------------
  By:  Randy J. Pace
  Its: Vice President and Secretary

TCR UNION HILLS LIMITED PARTNERSHIP,
a Texas limited partnership

By:  TC Residential Phoenix III, Inc.

Its: General Partner

   /s/ Randy J. Pace
   ----------------------
   By:  Randy J. Pace
   Its: Vice President and Secretary

TCR KOLB LIMITED PARTNERSHIP,
a Texas limited partnership


By:  TC Residential Phoenix II, Inc.

Its:      General Partner

  /s/ Randy J. Pace
  ---------------------
  By:  Randy J. Pace
  Its: Vice President and Secretary

ITCR ELLIOT GROVE LIMITED PARTNERSHIP,
a Texas limited partnership

By:  TCR Elliot Grove Limited Partnership

Its: General Partner

     By:  TC Residential Phoenix II, a TX corp.
          Its: General Partner


          /s/ Randy J. Pace
          ---------------------
          By:  Randy J. Pace
               Its: Vice President

TCR SNYDER LIMITED PARTNERSHIP,
a Texas limited partnership

By:  TC Residential Phoenix II, Inc.

Its: General Partner

     /s/ Randy J. Pace
     ----------------------
     By:  Randy J. Pace

     Its: Vice President and Secretary

PINNACLE TERRACE APARTMENTS, L.P.,
a Texas limited partnership


By:     ITCR Chandler Limited Partnership
Its:    General Partner

         By:   TCR Chandler Limited Partnership
         Its:  General Partner

               By:   TC Residential Phoenix III, Inc.
               Its:  General Partner

                     /s/ Randy J. Pace
                     --------------------------------
                     By:  Randy J. Pace
                     Its: Vice President and Secretary

TCR #812 DEER VALLEY LIMITED PARTNERSHIP, a Texas limited partnership

By:  TCR Northern California 1993, Inc.
Its: General Partner


     /s/ Randy J. Pace
     --------------------
     By:  Randy J. Pace
     Its: Vice President and Secretary

VALLEJO HIGHLANDS ASSOCIATES LIMITED
          PARTNERSHIP, a California limited partnership

By:  Crow-Western N.C. Highlands Limited Partnership
Its: General Partner

     By:   TCF Residential Partnership, Ltd.
     Its:  Managing General Partner

           By:  Mills Springs Holdings, Inc.
           Its: General Partner


                /s/ Timothy J. Hogan
                ------------------------
                Timothy J. Hogan, Vice President

BLUE RAVINE REALTY PARTNERS,
a California limited partnership


By:  TCR #411 Blue Ravine Limited Partnership
Its: General Partner

     By:  TCR North Bay Area 1990, Inc.
     Its: General Partner

          /s/ Randy J. Pace
          ---------------------
          By:  Randy J. Pace
          Its: Vice President and Secretary

TCR RIVERSIDE I, LTD.,
a Texas limited partnership

By:  TCR Riverside, Inc.
Its: General Partner

     /s/ Randy J. Pace
     ----------------------
     By:  Randy J. Pace
     Its: Vice President and Secretary

TCR RIVERVIEW LIMITED PARTNERSHIP
a Texas limited partnership

By:  TCR Riverside, Inc.
Its: General Partner

            /s/ Randy J. Pace
     ----------------------------------
     By:  Randy J. Pace
     Its: Vice President and Secretary

VALLEJO SOMERSET LIMITED PARTNERSHIP,
a Texas limited partnership

By:  Crow-Western #402 - Vallejo II Limited Partnership
Its: Managing General Partner

     By:  TCF Residential Phoenix, Ltd.
     Its: Managing General Partner

          By:  Mills Springs Holdings, Inc.
          Its: General Partner

                    /s/ Timothy J. Hogan
               --------------------------------
               Timothy J. Hogan, Vice President

ITCR THORNTON LIMITED PARTNERSHIP,
a Texas limited partnership

By:  TCR Thornton Limited Partnership
Its: General Partner

     By:  TC Residential Phoenix III, Inc.
     Its: General Partner

                /s/ Randy J. Pace
          -------------------------------
          By:  Randy J. Pace
          Its: Vice President and Secretary

ITCR FLAMINGO LIMITED PARTNERSHIP,
a Texas limited partnership

By:  TCR Flamingo Limited Partnership
Its: General Partner

     By:  TC Residential Phoenix III, Inc.
     Its: General Partner

                 /s/ Randy J. Pace
          ---------------------------------
          By:  Randy J. Pace
          Its: Vice President and Secretary

TCR CIMARRON LIMITED PARTNERSHIP,
a Texas limited partnership

By:  TC Residential Phoenix III, Inc.
Its: General Partner

            /s/ Randy J. Pace
     ---------------------------------
     By:  Randy J. Pace
     Its: Vice President and Secretary

TCR HIGH DESERT LIMITED PARTNERSHIP,
a Texas limited partnership

By:  TC Residential Phoenix, Inc.
Its: General Partner

            /s/ Randy J. Pace
     ---------------------------------
     By:  Randy J. Pace
     Its: Vice President and Secretary

TC RESIDENTIAL PHOENIX II, INC.
a Texas corporation

       /s/ Randy J. Pace
--------------------------------
By:  Randy J. Pace
Its: Vice President

ITCR ESTATES LIMITED PARTNERSHIP,
a Texas limited partnership

By:  TCR Estates Limited Partnership
Its: General Partner

     By:  TC Residential Phoenix III, Inc.
     Its: General Partner

                   /s/ Randy J. Pace
          ----------------------------------
          By:  Randy J. Pace
          Its: Vice President and Secretary

ITCR CLEARFIELD LIMITED PARTNERSHIP,
a Texas limited partnership

By:  TCR Clearfield Limited Partnership
Its: General Partner

     By:  TC Residential Phoenix III, Inc.
     Its: General Partner

                  /s/ Randy J. Pace
          ---------------------------------
          By:  Randy J. Pace
          Its: Vice President and Secretary

TCR FORT UNION LIMITED PARTNERSHIP,
a Texas limited partnership

By:  TC Residential Phoenix II, Inc.
Its: General Partner

           /s/ Randy J. Pace
     ----------------------------------
     By:  Randy J. Pace
     Its: Vice President and Secretary

MSK TCR OREM PARTNERS

By:  TCR Orem Limited Partnership
Its: Partner

     By:  TC Residential Phoenix II, Inc.
     Its: General Partner

                /s/ Randy J. Pace
           ---------------------------------
           By:  Randy J. Pace
           Its: Vice President and Secretary

WOODLAKE HOLDINGS L.L.C.,
an Arizona limited liability company

By:  TCR Woodlake Limited Partnership
Its: Managing Member

     By:  TCR Riverside, Inc.
     Its: General Partner

                 /s/ Randy J. Pace
          ---------------------------------
          By:  Randy J. Pace
          Its: Vice President and Secretary

TCR DRAPER LIMITED PARTNERSHIP,
a Texas limited partnership

By:  TC Residential Phoenix II, Inc.
Its: General Partner

            /s/ Randy J. Pace
     ---------------------------------
     By:  Randy J. Pace
     Its: Vice President and Secretary

ITCR VILLA VERDE LIMITED PARTNERSHIP,
a Texas limited partnership

By:  TCR V.V. Limited Partnership
Its: General Partner

     By:  TC Residential Phoenix II, Inc.
     Its: General Partner

                  /s/ Randy J. Pace
          ---------------------------------
          By:  Randy J. Pace
          Its: Vice President and Secretary

SOUTHWEST RS, INC.,
a Texas corporation

      /s/ Randy J. Pace
------------------------------
By:  Randy J. Pace
Its: Vice President

TCR BUILDERS, INC.,
a Texas corporation

       /s/ Randy J. Pace
------------------------------
By:  Randy J. Pace
Its: Vice President

WEST RS, INC.,
a Texas corporation

       /s/ Randy J. Pace
------------------------------
By:  Randy J. Pace
Its: Vice President

TC RESIDENTIAL PHOENIX, INC.
a Texas corporation

       /s/ Randy J. Pace
------------------------------
By:  Randy J. Pace
Its: Vice President

TC RESIDENTIAL PHOENIX II, INC.
a Texas corporation

       /s/ Randy J. Pace
---------------------------------
By:  Randy J. Pace
Its: Vice President and Secretary

TC RESIDENTIAL PHOENIX III, INC.
a Texas corporation

       /s/ Randy J. Pace
--------------------------------
By:  Randy J. Pace
Its: Vice President

"TRANSFEREE"

BRE PROPERTIES, INC.,
a Maryland corporation

      /s/ Frank C. McDowell
----------------------------------
By:  Frank C. McDowell
Its: Chief Executive Officer

BRE PROPERTY INVESTORS LLC,
a Delaware limited liability company

By:  BRE Properties, Inc.
Its: Member

           /s/ Frank C. McDowell
     ---------------------------------
     By:  Frank C. McDowell
     Its: Chief Executive Officer